Exhibit 10.1

Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Asterisks denote such omissions.

VER. EQ.5/8/00	RESTATEMENT - EXECUTION COPY TLO: KS/LN

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

AND

MOMENTA PHARMACEUTICALS, INC.

AMENDED AND RESTATED
EXCLUSIVE PATENT LICENSE AGREEMENT

M.I.T.’s offer of this agreement is open until November 15, 2002

TABLE OF CONTENTS

R E C I T A L S		2
1.	Definitions	3
2.	Grant of Rights	7
3.	COMPANY Diligence Obligations	8
4.	Royalties and Payment Terms	9
5.	Reports and Records	12
6.	Patent Prosecution	13
7.	Infringement	14
8.	Indemnification and Insurance	15
9.	Representations or Warranties	16
10.	Assignment	17
11.	General Compliance with Laws	17
12.	Termination	17
13.	Dispute Resolution	18
14.	Miscellaneous	19
APPENDIX A		21
APPENDIX B		22
APPENDIX C		24
APPENDIX D		26
APPENDIX E		28
APPENDIX F		29
APPENDIX G		30

ii

VER. EQ.5/8/00

MASSACHUSETTS INSTITUTE OF TECHNOLOGY
AMENDED AND RESTATED EXCLUSIVE PATENT LICENSE AGREEMENT

This Agreement, effective as of the date set forth above the signatures of the parties below (the “EFFECTIVE DATE”), is between the Massachusetts Institute of Technology (“M.I.T.”), a Massachusetts corporation, with a principal office at 77 Massachusetts Avenue, Cambridge, MA 02139-4307 and Momenta Pharmaceuticals, Inc., formerly Mimeon, Inc. (“COMPANY”), a Delaware corporation, with a principal place of business at 43 Moulton Street, Cambridge, MA 02138.

R E C I T A L S

WHEREAS, M.I.T. and COMPANY are parties to that Exclusive Patent License Agreement, dated as of December 31, 2001 (the “ORIGINAL EFFECTIVE DATE”), with respect to certain of the PATENT RIGHTS (the “ORIGINAL AGREEMENT”); and

WHEREAS, the parties wish to amend and restate the ORIGINAL AGREEMENT, in accordance with Section 14.4 thereof, to reflect the terms and conditions herein, the ORIGINAL AGREEMENT is hereby amended and restated in its entirety to read as follows.

WHEREAS, M.I.T. is the owner or a joint owner of certain PATENT RIGHTS (as later defined herein) relating to:

M.I.T. CASE NO. [**];

M.I.T. CASE NO. [**];

M.I.T. CASE NO. [**];

M.I.T. CASE NO. [**];

M.I.T. CASE NO. [**];

M.I.T. CASE NO. [**];

M.I.T. CASE NO. [**];

M.I.T. CASE NO. [**];

M.I.T. CASE NO. [**];

M.I.T. CASE NO. [**];

M.I.T. CASE NO. [**];

M.I.T. CASE NO. [**];

M.I.T. CASE NO. [**];

M.I.T. CASE NO. [**];

M.I.T. CASE NO[**];

and has the right to grant licenses under its interest in said PATENT RIGHTS, subject only to a royalty-free, nonexclusive non-transferable license to practice the PATENT RIGHTS granted to the United States Government for government purposes;

WHEREAS, M.I.T. is the sole owner of the PATENT RIGHTS for M.I.T. Case Nos. [**].

2

WHEREAS, M.I.T. and the [**] jointly own the PATENT RIGHTS for M.I.T. Case [**] and have signed a joint invention agreement that appoints the M.I.T. Technology Licensing Office as the sole and exclusive agent for licensing such PATENT RIGHTS;

WHEREAS, M.I.T. and the [**] jointly own the PATENT RIGHTS for M.I.T. Case No. [**] and M.I.T. has contacted [**] for its authorization to act as its agent for the purposes of licensing [**] rights in the intellectual property of M.I.T. Case No. [**] in return for a share in royalties;

WHEREAS, [**] and [**], who are inventors of certain of the PATENT RIGHTS and are current employees of M.I.T., and [**], who is an inventor of certain of the PATENT RIGHTS and was a former employee of M.I.T., have acquired equity in COMPANY not resulting from this Agreement, the Conflict of Interest Avoidance Statements of the Drs. [**] are attached as EXHIBITS A-1, A-2 AND A-3, respectively, hereto;

WHEREAS, [**], who are inventors of certain of the PATENT RIGHTS, have acquired equity in COMPANY not resulting from this Agreement, the Waivers of Participation in M.I.T.’s institutional equity share are attached as EXHIBITS B-1, B-2 AND B-3, respectively, hereto;

WHEREAS, M.I.T.’s Vice President for Research approved that [**], who are inventors of certain of the PATENT RIGHTS and are current employees of M.I.T., and [**] who is an inventor of certain of the PATENT RIGHTS and was a former employee of M.I.T., hold equity in COMPANY and that M.I.T. accept and hold equity as partial consideration for the rights and licenses granted under this Agreement;

WHEREAS, M.I.T. desires to have the PATENT RIGHTS developed and commercialized to benefit the public and is willing to grant a license thereunder;

WHEREAS, COMPANY has represented to M.I.T., to induce M.I.T. to enter into this Agreement, that COMPANY shall commit itself to a thorough, vigorous and diligent program of exploiting the PATENT RIGHTS so that public utilization shall result therefrom; and

WHEREAS, COMPANY desires to obtain a license under the PATENT RIGHTS upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, M.I.T. and COMPANY hereby agree as follows:

1. DEFINITIONS.

1.1           “AFFILIATE” shall mean any legal entity (such as a corporation, partnership, or limited liability company) that is controlled by COMPANY. For the purposes of this definition, the term “control” means (i) beneficial ownership of at least fifty percent (50%) of the voting securities of a corporation or other business organization with voting securities or (ii) a fifty percent (50%) or greater interest in the net assets or profits of a partnership or other business organization without voting securities.

1.2           “CORPORATE PARTNER” shall mean:

a)             any entity which agrees to compensate (either in cash or non-cash) COMPANY for any one or more of the rights to market, distribute, sell, use, and/or transfer LICENSED PRODUCTS and/or LICENSED PROCESSES; or

b)            any entity which agrees to compensate (either in cash or non-cash) COMPANY for the right to incorporate LICENSED PRODUCTS in its own drug delivery system(s) and for any one or more of the rights to market, distribute, sell, use, and/or transfer the resulting combination; or

c)             any entity which agrees to compensate (either in cash or non-cash) COMPANY for the right to attach its own biologically active agent(s) to LICENSED PRODUCTS and for any one or more of the rights to market, distribute, sell, use, and/or transfer the resulting combination.

Any CORPORATE PARTNER, as defined in this Section, that also receives a sublicense of the PATENT RIGHTS shall also be considered a SUBLICENSEE.

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1.3           “CORPORATE PARTNER INCOME” shall mean any payments that COMPANY or an AFFILIATE receives from a CORPORATE PARTNER in consideration for the rights described in Section 1.2, including without limitation license fees, MILESTONE PAYMENTS, license maintenance fees, and other payments, but specifically excluding royalties on NET SALES. Payments received by COMPANY for the purchase or sale of equity in COMPANY at a price up to and including the FAIR MARKET VALUE are excluded from this definition. The amount of such payment which exceeds the FAIR MARKET VALUE is included in this definition. Bona fide RESEARCH SUPPORT PAYMENTS are excluded from this definition. Bona fide payments to COMPANY or AFFILIATES from a CORPORATE PARTNER for rights other than those described in Section 1.2 are excluded from this definition.

1.4           “DISCOVERED PRODUCT” shall mean any product identified by the use of LICENSED PRODUCTS or LICENSED PROCESSES when the product itself or the manufacture of such product does not infringe PATENT RIGHTS.

1.5           “DISCOVERED PRODUCT NET SALES” shall mean gross amounts billed by COMPANY and its AFFILIATES and SUBLICENSEES for DISCOVERED PRODUCTS, calculated in accordance with Section 1.19, except that (a) the term “DISCOVERED PRODUCTS” shall be substituted for any references to “LICENSED PRODUCTS” and/or “LICENSED PROCESSES” and the reference to the exclusion of sales of DISCOVERED PRODUCTS shall not apply.

1.6           “FAIR MARKET VALUE” of a share of Common Stock or other security of the COMPANY (a “SECURITY”) shall be the highest price per share that the COMPANY could reasonably be expected to obtain from a willing buyer (not a current employee or director) for shares of such SECURITY sold by the COMPANY, from authorized but unissued shares, as determined in good faith by the Board of Directors of the COMPANY, unless the COMPANY shall become subject to a merger, acquisition or other consolidation pursuant to which the COMPANY is not the surviving party, in which case the current fair market value of a share of such SECURITY shall be deemed to be the value received by the holders of the such SECURITY for each share of such SECURITY pursuant to the COMPANY’s acquisition.

1.7           “FIELD ALL BUT MACHINES” shall mean all fields of use except for the FIELD SEQUENCING MACHINES.

1.8           “FIELD HEPARINASE” shall mean all fields of use except for human use of heparinases as therapeutics in pharmaceutical compositions and except for FIELD SEQUENCING MACHINES.

1.9           “FIELD MANUFACTURING” shall mean the use of heparinases in the commercial manufacture, quality assurance, and/or quality control of commercial products.

1.10         “FIELD SEQUENCING MACHINES” shall mean the commercial sale or leasing of sequencing machines, including the performance of sequencing services, but only to the extent such sequencing services are (a) required for the seller or lessor of such a sequencing machine to develop or manufacture such sequencing machine; or (b) performed by the purchaser of such a sequencing machine using the sequencing machine. The development, performance and provision of sequencing services apart from the development, manufacture or use of a commercially sold sequencing machine are not included within this field.

1.11         “FIELD THERAPEUTICS” shall mean for

(a)           internal use in the discovery and development of therapeutic compounds; and

(b)           the clinical testing, manufacture and sale of therapeutic compounds. This field shall not include the sale of research reagents or of synthesis machines.

1.12         “IMPROVEMENT” shall mean any patentable invention, or group of patentable inventions so linked as to form a single general inventive concept (as general inventive concept is described in Rule 13 of the Regulations under the Patent Cooperation Treaty), disclosed to the M.I.T. Technology Licensing Office, made under M.I.T. research programs in which either [**] is the principal investigator, within three (3) years of the ORIGINAL EFFECTIVE DATE of this Agreement, and which are dominated by the claims of the PATENT RIGHTS for which exclusive rights are granted in Section 2.2, and which shall be practiced by COMPANY only in the fields for which exclusive rights are granted in Section 2.2.

1.13         “IND” shall mean an investigational new drug application (Form FDA 1571), or any successor form or foreign equivalent.

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1.14         “KNOW-HOW” shall mean M.I.T.-owned technical information, research results and data that is not protected by patent or by copyright nor intended to be protected by patent or copyright and is useful for the effective exercise or use of the PATENT RIGHTS or effective commercialization of LICENSED PRODUCTS or LICENSED PROCESSES.

1.15         “LICENSED PROCESS” shall mean any process that, absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS or which uses a LICENSED PRODUCT.

1.16         “LICENSED PRODUCT” shall mean any product or part thereof that:

(a)           absent the license granted hereunder, would infringe one or more claims of the PATENT RIGHTS; or

(b)           is manufactured by using a LICENSED PROCESS or that, when used, practices a LICENSED PROCESS.

1.17         “MILESTONE PAYMENTS” shall mean a payment to COMPANY or AFFILIATE from a CORPORATE PARTNER or SUBLICENSEE due upon achievement of an agreed upon technical, business, or regulatory milestone pertaining to the research, development or commercialization of LICENSED PRODUCTS or LICENSED PROCESSES. Illustrative examples of such milestones include, but are not limited to: using LICENSED PRODUCTS to deliver a certain drug in a living animal, delivery of a sample LICENSED PRODUCT customized to the requirements of the CORPORATE PARTNER or SUBLICENSEE, and obtaining regulatory approval for a LICENSED PRODUCT. Payments received by COMPANY for the purchase or sale of equity in COMPANY at a price up to and including the FAIR MARKET VALUE are excluded from this definition. The amount of such payment which exceeds the FAIR MARKET VALUE is included in this definition. Bona fide RESEARCH SUPPORT PAYMENTS are excluded from this definition. Bona fide payments to COMPANY or AFFILIATES from a CORPORATE PARTNER or SUBLICENSEE for rights other than those licensed hereunder are excluded from this definition.

1.18         “NDA” shall mean a new drug application (Form FDA 356h), or any successor form or foreign equivalent.

1.19         “NET SALES” shall mean the gross amount billed by COMPANY and its AFFILIATES and SUBLICENSEES for LICENSED PRODUCTS and LICENSED PROCESSES, less the following:

(i)            customary trade, quantity, or cash discounts to the extent actually allowed and taken;

(ii)           amounts repaid or credited by reason of rejection or return;

(iii)          to the extent separately stated on purchase orders, invoices, or other documents of sale, any taxes or other governmental charges levied on the production, sale, transportation, delivery, or use of a LICENSED PRODUCT or LICENSED PROCESS which is paid by or on behalf of COMPANY; and

(iv)          outbound transportation costs prepaid or allowed and costs of insurance in transit.

No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by COMPANY and on its payroll, or for cost of collections. NET SALES shall occur on the earlier of receipt of payment or ninety (90) days after the date of billing for a LICENSED PRODUCT or LICENSED PROCESS. If a LICENSED PRODUCT or a LICENSED PROCESS is distributed at a discounted price that is substantially lower than the customary price charged by COMPANY, or distributed for non-cash consideration (whether or not at a discount), NET SALES shall be calculated based on the non-discounted amount of the LICENSED PRODUCT or LICENSED PROCESS charged to an independent third party during the same REPORTING PERIOD or, in the absence of such sales, on the fair market value of the LICENSED PRODUCT or LICENSED PROCESS. In the event that a LICENSED PROCESS is provided or a LICENSED PRODUCT is sold in combination with one or more processes or products which are not LICENSED PROCESSES or LICENSED PRODUCTS, NET SALES shall mean the amount billed by COMPANY or its AFFILIATES and SUBLICENSEES on sales of the combination process or product less the deductions set forth above and multiplied by a proration factor that is determined by the parties in good faith based on the relative market prices of each component of the combination process. Sales or other transfers between or among COMPANY and any of its AFFILIATES for the purpose of subsequent resale to third parties shall not be included in the calculation of NET SALES. In the event of a

5

sale or transfer between the COMPANY and one of its SUBLICENSEES for the purpose of subsequent resale to third parties, the subsequent resales to third parties shall not be included in the calculation of NET SALES.

NET SALES shall not include DISCOVERED PRODUCT NET SALES.

1.20         “PATENT RIGHTS” shall mean:

(a)           the United States and international patents listed on APPENDICES A THROUGH E;

(b)           the United States and international patent applications and/or provisional applications listed on Appendices A through E; and the resulting patents;

(c)           any patent applications resulting from the provisional applications listed on APPENDICES A THROUGH E;, and any divisionals, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications listed on APPENDICES A THROUGH E; and of such patent applications that result from the provisional applications listed on Appendices A through E, to the extent the claims are directed to subject matter specifically described in the patent applications listed on APPENDICES A THROUGH E, and the resulting patents;

(d)           any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents) of the patents described in (a), (b), and (c) above; and

(e)           international (non-United States) patent applications and provisional applications filed after the ORIGINAL EFFECTIVE DATE and the relevant international equivalents to divisionals, continuations, continuation-in-part applications and continued prosecution applications of the patent applications to the extent the claims are directed to subject matter specifically described in the patents or patent applications referred to in (a), (b), (c), and (d) above, and the resulting patents.

1.21         “PATENT RIGHTS CASE [**]” shall mean the PATENT RIGHTS listed on APPENDIX A.

1.22         “PATENT RIGHTS CASE [**] BACKGROUND” shall mean the PATENT RIGHTS listed on APPENDIX B.

1.23         “PATENT RIGHTS HEPARIN” shall mean the PATENT RIGHTS listed on APPENDIX C.

1.24         “PATENT RIGHTS HEPARINASE” shall mean the PATENT RIGHTS listed in APPENDIX D.

1.25         “PATENT RIGHTS MASSPEC” shall mean the PATENT RIGHTS listed on APPENDIX E.

1.26         “REPORTING PERIOD” shall begin on the first day of each calendar quarter and end on the last day of such calendar quarter.

1.27         RESEARCH SUPPORT PAYMENTS” shall mean payments to COMPANY or AFFILIATE from a CORPORATE PARTNER or SUBLICENSEE that are expressly intended only to fund or pay for equipment, supplies, employees, full time consultants, research, products, services or expenses incurred or to be incurred on behalf of that CORPORATE PARTNER or SUBLICENSEE.

1.28         “SUBLICENSE INCOME” shall mean any payments that COMPANY or an AFFILIATE receives from a SUBLICENSEE in consideration of a sublicense of the rights granted COMPANY and AFFILIATES under Section 2.1, including without limitation license fees, license maintenance fees, and other payments, but specifically excluding MILESTONE PAYMENTS and royalties on NET SALES. Payments received by COMPANY for the purchase or sale of equity in COMPANY at a price up to and including the FAIR MARKET VALUE are excluded from this definition. The amount of such payment which exceeds the FAIR MARKET VALUE is included in this definition. Bona fide RESEARCH SUPPORT PAYMENTS are excluded from this definition. Bona fide payments to COMPANY or AFFILIATES from a SUBLICENSEE for rights other than those granted under Section 2.1 are excluded from this definition.

1.29         “SUBLICENSEE” shall mean any non-AFFILIATE sublicensee of the rights granted COMPANY under Section 2.1.

6

1.30         “TERM” shall mean the term of this Agreement, which shall commence on the EFFECTIVE DATE and shall remain in effect until the expiration or abandonment of all issued patents and filed patent applications within the PATENT RIGHTS, unless earlier terminated in accordance with the provisions of this Agreement.

1.31         “UNGRANTED OPTIONS” shall mean the number of securities reserved for issuance pursuant to any COMPANY stock or stock option plan in effect on the date of calculation that is in excess of 15% of the Company’s issued and outstanding shares of Common Stock on the date of calculation.

2. GRANT OF RIGHTS.

2.1           LICENSE GRANTS. Subject to the terms of this Agreement, M.I.T. hereby grants to COMPANY and its AFFILIATES for the TERM a worldwide, royalty-bearing license to develop, make, have made, use, sell, offer to sell, lease, and import LICENSED PRODUCTS and to develop and perform LICENSED PROCESSES (which the parties acknowledge may result in the identification of DISCOVERED PRODUCTS) under M.I.T.’s rights in:

(a)           PATENT RIGHTS HEPARIN and PATENT RIGHTS MASSPEC for FIELD ALL BUT MACHINES;

(b)           PATENT RIGHTS CASE [**] for FIELD THERAPEUTICS;

(c)           PATENT RIGHTS CASE [**] BACKGROUND to enable (and only to enable) the practice of PATENT RIGHTS CASE [**]; and

(d)           PATENT RIGHTS HEPARINASE for FIELD HEPARINASE.

In addition, subject only to the terms of any sponsorship agreement under which an IMPROVEMENT invention was made, M.I.T. hereby grants to COMPANY a first option to add IMPROVEMENTS to the PATENT RIGHTS, only in the fields for which exclusive rights are granted in Section 2.2, for six months after COMPANY has been notified of the existence of each such IMPROVEMENT. Within one month after the M.I.T. Technology Licensing Office receives disclosure of any IMPROVEMENT, and to the extent that the IMPROVEMENT is available for licensing under the terms of any sponsorship agreement, M.I.T shall notify COMPANY in writing of such IMPROVEMENT, furnishing COMPANY a copy of the invention disclosure and any related patent applications. COMPANY may exercise its right to add such IMPROVEMENT to the PATENT RIGHTS within six months after receipt of M.I.T’s notice by so notifying M.I.T. in writing and paying M.I.T. a fee of [**] Dollars ($[**]) per invention disclosure covering IMPROVEMENTS. Upon COMPANY’s exercise of such right, the Appendix of this Agreement that describes the PATENT RIGHTS that dominate the IMPROVEMENT shall be deemed to have been amended to add the invention disclosure (and any related patent applications) covering such IMPROVEMENT, and such IMPROVEMENT and any resulting patent applications and patents shall thereafter be included in PATENT RIGHTS for all purposes of this Agreement, without any additional fee, other than the [**] Dollar fee referred to in the previous sentence, and M.I.T. shall provide COMPANY with an updated APPENDIX C OR D for its records.

2.2           EXCLUSIVITY. In order to establish an exclusive period for COMPANY and its AFFILIATES, M.I.T. agrees that it shall not grant any other license for PATENTS RIGHTS HEPARIN in FIELD ALL BUT MACHINES or under the PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING to develop, make, have made, use, sell, lease and import LICENSED PRODUCTS or to develop and perform LICENSED PROCESSES during the TERM.

2.3           SUBLICENSES.

(a)           COMPANY shall have the right to grant sublicenses of its rights under Section 2.1, except that COMPANY may only grant sublicenses of PATENT RIGHTS CASE [**] and PATENT RIGHTS CASE [**] BACKGROUND to third parties in connection with other licenses from COMPANY to third parties for rights to use molecules that are (i) discovered, developed and/or tested by COMPANY, and (ii) the subject of (A) patent rights held by or licensed to COMPANY, or (B) an NDA filed by COMPANY.

(b)           COMPANY shall incorporate terms and conditions into its sublicense agreements sufficient to enable COMPANY to comply with this Agreement. COMPANY shall promptly furnish M.I.T. with a fully signed photocopy of any sublicense agreement.

7

(c)           Upon termination of this Agreement for any reason, any SUBLICENSEE not then in default shall have the right to seek a license from M.I.T. M.I.T. agrees to negotiate such licenses in good faith under reasonable terms and conditions.

2.4           U.S. MANUFACTURING. To the extent required by law, COMPANY agrees that any LICENSED PRODUCTS used or sold in the United States will be manufactured substantially in the United States.

2.5           RETAINED RIGHTS.

(a)           M.I.T. M.I.T. retains the right to practice under the PATENT RIGHTS for research, teaching, and educational purposes. In addition, in accordance with the NIH Guidelines for Patenting of Research Tools, M.I.T. retains the right to grant to not-for-profit institutions, nonexclusive, non-transferable licenses under the PATENT RIGHTS HEPARIN for use as research tools and for research purposes only, specifically not including manufacturing, quality assurance, quality control, and clinical testing of commercial products or characterization of a marketed product for commercial purposes.

(b)           FEDERAL GOVERNMENT. COMPANY acknowledges that the U.S. federal government retains a royalty-free, non-exclusive, non-transferable license to practice any government-funded invention claimed in any PATENT RIGHTS as set forth in 35 U.S.C. Sections 201-211, and the regulations promulgated thereunder, as amended, or any successor statutes or regulations.

2.7           NO ADDITIONAL RIGHTS. Nothing in this Agreement shall be construed to confer any rights upon COMPANY by implication, estoppel, or otherwise as to any technology or patent rights of M.I.T. or any other entity other than the PATENT RIGHTS, regardless of whether such technology or patent rights shall be dominant or subordinate to any PATENT RIGHTS. Notwithstanding the forgoing, M.I.T. acknowledges that COMPANY made use of the PATENT RIGHTS and KNOW-HOW for research purposes before the EFFECTIVE DATE, and M.I.T. agrees that such use was permitted and that COMPANY shall have no obligations or liabilities to M.I.T. with respect to such use. In addition COMPANY shall have no obligations or liabilities to M.I.T. for any future use of any KNOW-HOW that COMPANY has or will acquire during the TERM.

3. COMPANY DILIGENCE OBLIGATIONS.

3.1           DILIGENCE REQUIREMENTS. COMPANY shall use diligent efforts, or shall cause its AFFILIATES and SUBLICENSEES to use diligent efforts, to develop LICENSED PRODUCTS, DISCOVERED PRODUCTS or LICENSED PROCESSES and to introduce LICENSED PRODUCTS, DISCOVERED PRODUCTS or LICENSED PROCESSES into the commercial market; thereafter, COMPANY or its AFFILIATES or SUBLICENSEES shall make LICENSED PRODUCTS, DISCOVERED PRODUCTS or LICENSED PROCESSES reasonably available to the public. Specifically, COMPANY or AFFILIATE or SUBLICENSEE shall fulfill the following obligations.

(a)           Within sixty (60) days after the end of each calendar year, COMPANY shall furnish M.I.T. with a written report (consistent with Section 5.1(a)) on the progress of its efforts during the immediately preceding calendar year to develop and commercialize LICENSED PRODUCTS, DISCOVERED PRODUCTS and LICENSED PROCESSES.

(b)           COMPANY shall permit an in-plant inspection by M.I.T. on or before July 1, 2002 and thereafter permit in-plant inspections by M.I.T. at regular intervals with at least twelve (12) months between each such inspection.

(c)           COMPANY shall have raised since inception at least one million Dollars ($1,000,000) by May 1, 2003 from the sale of COMPANY’s equity securities for its own account.

(d)           In the aggregate, COMPANY shall have raised since inception at least four million dollars ($4,000,000) by November 1, 2004 from the sale of COMPANY’s equity securities for its own account and from funding from CORPORATE PARTNERS or SUBLICENSEES.

(e)           COMPANY shall fund, or shall cause its AFFILIATES to fund no less than Two Hundred Fifty Thousand Dollars ($250,000) toward the research, development or commercialization of LICENSED PRODUCTS, DISCOVERED PRODUCTS and/or LICENSED PROCESSES in each calendar year (pro-rated for partial years) beginning in the calendar year 2001 and ending with calendar year 2004.

8

(f)            COMPANY shall fund, or shall cause its AFFILIATES to fund, no less than one million Dollars ($1,000,000) toward the research, development or commercialization of LICENSED PRODUCTS, DISCOVERED PRODUCTS and/or LICENSED PROCESSES in each calendar year (pro-rated for partial years) beginning in calendar year 2005 and ending with the first commercial sale of a LICENSED PRODUCT or first commercial performance of a LICENSED PROCESS.

(g)           COMPANY shall begin, or shall cause its AFFILIATES, CORPORATE PARTNERS or SUBLICENSEE to begin, by December 31, 2003, animal studies of a LICENSED PRODUCT, DISCOVERED PRODUCT or LICENSED PROCESS suitable for the filing of an IND.

(h)           COMPANY shall file, or shall cause its AFFILIATES, CORPORATE PARTNERS or SUBLICENSEE to file, an IND for a LICENSED PRODUCT, DISCOVERED PRODUCT or a LICENSED PROCESS by December 31, 2004.

(i)            COMPANY shall file, or shall cause its AFFILIATES, CORPORATE PARTNERS or SUBLICENSEE to file, an NDA for a LICENSED PRODUCT, DISCOVERED PRODUCT or LICENSED PROCESS by December 31, 2012.

(j)            COMPANY shall make, or shall cause its AFFILIATES, SUBLICENSEES, or CORPORATE PARTNERS to make, a first commercial sale of a LICENSED PRODUCT and/or a DISCOVERED PRODUCT and/or a first commercial performance of a LICENSED PROCESS on or before June 1, 2013.

(k)           COMPANY shall make NET SALES and DISCOVERED PRODUCT NET SALES according to the following schedule:

2013	$500,000;
2014	$2,000,000;
2015 and each year thereafter	$5,000,000.

In the event that M.I.T. determines that COMPANY has failed to fulfill any of its obligations under this Article 3 and fails to cure such breach within ninety (90) days after receiving written notice thereof, provided such notice expressly refers to this Section 3.1 and M.I.T.’s right of conversion, then M.I.T. may, as its sole remedy, convert the exclusive rights granted in Section 2.2 into non-exclusive rights.

4. ROYALTIES AND PAYMENT TERMS.

4.1           CONSIDERATION FOR GRANT OF RIGHTS.

(a)           LICENSE ISSUE FEE AND PATENT COST REIMBURSEMENT. M.I.T. acknowledges that COMPANY paid to M.I.T. on the EFFECTIVE DATE a license issue fee of [**]Dollars ($[**]), and, in accordance with Section 6.4, has and shall reimburse M.I.T. for its actual expenses incurred as of the ORIGINAL EFFECTIVE DATE in connection with obtaining the PATENT RIGHTS. These payments are nonrefundable.

(b)           LICENSE MAINTENANCE FEES. COMPANY shall pay to M.I.T. the following license maintenance fees on the dates set forth below:

[**] (which payment M.I.T. acknowledges it has received)	$	[**]
[**]	$	[**]
[**]	$	[**]
[**]	$	[**]
[**]	$	[**]
[**]	$	[**]
[**]	$	[**]
[**] and
[**] every year thereafter	$	[**]

9

This annual license maintenance fee is nonrefundable; however, the license maintenance fee may be credited to running royalties subsequently due on NET SALES earned during the same calendar year, if any. License maintenance fees paid in excess of running royalties due in such calendar year shall not be creditable to amounts due for future years.

(c)           RUNNING ROYALTIES DUE ON NET SALES BY COMPANY AND AFFILIATES. COMPANY shall pay to M.I.T. a running royalty of:

(i)            [**] percent ([**]%) of NET SALES by COMPANY and AFFILIATES of LICENSED PRODUCTS or LICENSED PROCESSES which do not fall under any of the PATENT RIGHTS for M.I.T. CASES [**];

AND

(ii)           [**] percent ([**]%) of NET SALES by COMPANY and AFFILIATES of LICENSED PRODUCTS or LICENSED PROCESSES which fall under any of the PATENT RIGHTS for M.I.T. CASES [**];

(d)           RUNNING ROYALTIES DUE ON NET SALES BY SUBLICENSEES. COMPANY shall pay to M.I.T. a running royalty of:

(i)            If the LICENSED PRODUCT or LICENSED PROCESS does NOT fall under any of the PATENT RIGHTS for M.I.T. CASES [**], the lesser of:

(a)           [**] percent ([**]%) of NET SALES by SUBLICENSEES; OR

(b)           [**] percent ([**]%) of the royalty received by COMPANY from SUBLICENSEES for NET SALES made by SUBLICENSEES;

AND

(ii)           If the LICENSED PRODUCT or LICENSED PROCESS falls under any of the PATENT RIGHTS for M.I.T. CASES [**], the lesser of:

(a) [**] percent ([**]%) of NET SALES by SUBLICENSEES;

OR

(b) [**] percent ([**]%) of the royalty received by COMPANY from SUBLICENSEES for NET SALES made by SUBLICENSEES

Running royalties shall be payable for each REPORTING PERIOD and shall be due to M.I.T. within sixty (60) days after the end of each REPORTING PERIOD.

(e)           SHARING OF OTHER INCOME. COMPANY shall pay M.I.T. a total of [**] percent ([**]%) of all SUBLICENSE INCOME and CORPORATE PARTNER INCOME received by COMPANY or by its AFFILIATES. Such amount shall be payable for each REPORTING PERIOD and shall be due to M.I.T. within sixty (60) days after the end of each REPORTING PERIOD. If an entity is both a SUBLICENSEE AND A CORPORATE PARTNER, any payment made by such entity to COMPANY or its AFFILIATES shall be counted only once when calculating the amount to be paid to M.I.T. hereunder, regardless of whether such payment could be classified as both SUBLICENSE INCOME AND CORPORATE PARTNER INCOME.

(f)            NO MULTIPLE ROYALTIES.

(i)            If

(a)           the manufacture, use, lease, or sale of any LICENSED PRODUCT or the performance of any LICENSED PROCESS is covered by more than one of the PATENT RIGHTS; or

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(b)           the manufacture, use, lease or sale of a LICENSED PRODUCT involves the performance of a LICENSED PROCESS,

then multiple royalties shall NOT be due and COMPANY shall pay to M.I.T. the lowest applicable royalty.

(ii)           In the event that COMPANY is obligated to pay any portion of any SUBLICENSE INCOME or CORPORATE PARTNER INCOME to a third party for intellectual property rights that are necessary for COMPANY’s sale of LICENSED PRODUCTS and/or LICENSED PROCESSES, then COMPANY may deduct [**] ([**]%) of the amounts paid to such third party from the amount due to M.I.T. pursuant to Section 4.1(f); provided, however that said amounts paid to M.I.T. pursuant to Section 4.1(f) may not be reduced below [**] percent ([**]%) in any REPORTING PERIOD.

(g)           EQUITY.

(i)            INITIAL GRANT. COMPANY acknowledges that on the ORIGINAL EFFECTIVE DATE it issued a total of One Hundred and Twenty Thousand Five Hundred and Thirty-Three (120,533) shares of Common Stock of COMPANY, $.0001 par value per share, (the “Shares”) in the name of M.I.T. and those individuals listed on APPENDIX G (the “M.I.T. Holders”) in the amounts specified in Appendix G subject to the following terms and conditions:

COMPANY’s obligation to issue the Shares:

(A)          to M.I.T. was conditioned upon prior receipt from M.I.T. of an investment letter, a First Amendment to Right of First Refusal and Co-Sale Agreement, and a Voting Agreement, in substantially the forms attached hereto, respectively, as Exhibit C, Exhibit D, and Exhibit E; and

(B)           to each M.I.T. Holder was conditioned upon prior receipt from each such M.I.T. Holder of an investment letter, a First Amendment to Right of First Refusal and CoSale Agreement, and a Voting Agreement, in substantially the forms attached hereto, respectively, as Exhibit C, Exhibit D, and Exhibit E.

COMPANY represents to M.I.T. that, as of the ORIGINAL EFFECTIVE DATE, the aggregate number of Shares equaled Five Percent (5%) of the COMPANY’s issued and outstanding Common Stock calculated on a “Fully Diluted Basis.” For purposes of this Section 4.1(g), “Fully Diluted Basis” means that the total number of issued and outstanding shares of the COMPANY’s Common Stock was calculated to include conversion of all issued and outstanding securities then convertible into common stock, the exercise of all then outstanding options and warrants to purchase shares of common stock, whether or not then exercisable, and assumed the issuance of UNGRANTED OPTIONS.

(ii)           ANTI-DILUTION PROTECTION. COMPANY represents it issued additional shares of Common Stock to M.I.T. and each M.I.T. Holder pro rata, such that M.I.T.’s and each M.I.T. Holders’ ownership of outstanding Common Stock in the aggregate did not fall below Five Percent (5%) on a Fully Diluted Basis, as calculated after giving effect to the anti-dilutive issuance. Such issuances occurred on the date upon which COMPANY received a total of Five Million Dollars ($5,000,000) in cash in exchange for COMPANY’s capital stock. (the “Funding Threshold”). No additional shares shall be due to M.I.T. or any M.I.T. Holder pursuant to this Agreement.

(iii)          PARTICIPATION IN FUTURE PRIVATE EQUITY OFFERINGS. COMPANY represents it has amended its Series A Convertible Preferred Stock and Warrant Purchase Agreement (CSWP) to add M.I.T. (but not the M.I.T. Holders) as a “Purchaser” for purposes of Section 7 thereof (Participation Rights) with respect to offerings of New Securities (as defined therein) after the date of the Funding Threshold. This Amendment is attached as Exhibit F to this Agreement. M.I.T. agreed to be bound by the terms and conditions of the CSWP agreement insofar as they relate to Section 7 thereof. The Participation Rights granted to M.I.T. pursuant to the Series A Convertible Preferred Stock and Warrant Purchase Agreement shall terminate immediately prior to a firm commitment for an underwritten public offering of the COMPANY’s common stock resulting in gross proceeds to the COMPANY of at least Ten Million dollars ($10,000,000).

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4.2           PAYMENTS.

(a)           METHOD OF PAYMENT. All payments under this Agreement should be made payable to “Massachusetts Institute of Technology” and sent to the address identified in Section 14.1. Each payment should reference this Agreement and identify the obligation under this Agreement that the payment satisfies.

(b)           PAYMENTS IN U.S. DOLLARS. All payments due under this Agreement shall be drawn on a United States bank and shall be payable in United States dollars. Conversion of foreign currency to U.S. dollars shall be made at the conversion rate existing in the United States (as reported in the WALL STREET JOURNAL) on the last working day of the calendar quarter of the applicable REPORTING PERIOD. Such payments shall be without deduction of exchange, collection, or other charges, and, specifically, without deduction of withholding or similar taxes or other government imposed fees or taxes, except as permitted in the definition of NET SALES.

(c)           LATE PAYMENTS. Any payments by COMPANY that are not paid on or before the date such payments are due under this Agreement shall bear interest, to the extent permitted by law, at two percentage points above the Prime Rate of interest as reported in the WALL STREET JOURNAL on the date payment is due.

5. REPORTS AND RECORDS.

5.1           FREQUENCY OF REPORTS.

(a)           BEFORE FIRST COMMERCIAL SALE. Prior to the first commercial sale of any LICENSED PRODUCT or first commercial performance of any LICENSED PROCESS, COMPANY shall deliver reports to M.I.T. annually, within sixty (60) days after the end of each calendar year, containing information concerning the immediately preceding calendar year, as further described in Section 5.2.

(b)           UPON FIRST COMMERCIAL SALE OF A LICENSED PRODUCT OR DISCOVERED PRODUCT OR COMMERCIAL PERFORMANCE OF A LICENSED PROCESS. COMPANY shall report to M.I.T. the date of first commercial sale of a LICENSED PRODUCT, the date of first commercial sale of a DISCOVERED PRODUCT and the date of first commercial performance of a LICENSED PROCESS within sixty (60) days after occurrence in each country.

(c)           AFTER FIRST COMMERCIAL SALE. After the first commercial sale of a LICENSED PRODUCT or first commercial performance of a LICENSED PROCESS, COMPANY shall deliver reports to M.I.T. within sixty (60) days after the end of each REPORTING PERIOD, containing information concerning the immediately preceding REPORTING PERIOD, as further described in Section 5.2.

(d)           For each LICENSED PRODUCT or LICENSED PROCESS for which NET SALES have been received, COMPANY shall report to the reasonable best of its ability which of the PATENT RIGHTS of this Agreement COVER the particular LICENSED PRODUCT or LICENSED PROCESS sold. COMPANY shall also require that its SUBLICENSEES so report. The information reported under this Section 5.1(d) shall be for MIT administrative purposes only and shall have no bearing on the royalties paid hereunder.

5.2           CONTENT OF REPORTS AND PAYMENTS. Each report delivered by COMPANY to M.I.T. shall contain at least the following information for the immediately preceding REPORTING PERIOD:

(a)           the number of LICENSED PRODUCTS sold, leased or distributed by COMPANY, its AFFILIATES, CORPORATE PARTNERS and SUBLICENSEES to independent third parties in each country, and, if applicable, the number of LICENSED PRODUCTS used by COMPANY, its AFFILIATES, CORPORATE PARTNERS and SUBLICENSEES in the provision of services in each country;

(b)           a description of LICENSED PROCESSES performed by COMPANY, its AFFILIATES, CORPORATE PARTNERS and SUBLICENSEES in each country as may be pertinent to a royalty accounting hereunder;

(c)           the gross price charged by COMPANY, its AFFILIATES, CORPORATE PARTNERS and SUBLICENSEES for each LICENSED PRODUCT and, if applicable, the gross price charged for each LICENSED PRODUCT used to provide services in each country; and the gross price charged for each LICENSED PROCESS performed by COMPANY, its AFFILIATES, CORPORATE PARTNERS and SUBLICENSEES in each country;

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(d)           calculation of NET SALES for the applicable REPORTING PERIOD in each country, including a listing of applicable deductions;

(e)           total royalty payable on NET SALES in U.S. dollars, together with the exchange rates used for conversion;

(f)            the amount of SUBLICENSE INCOME received by COMPANY from each SUBLICENSEE and the amount due to M.I.T. from such SUBLICENSE INCOME, including an itemized breakdown of the sources of income comprising the SUBLICENSE INCOME; and

(g)           the amount of CORPORATE PARTNER INCOME received by COMPANY from each CORPORATE PARTNER and the amount due to M.I.T. from such CORPORATE PARTNER INCOME, including an itemized breakdown of the sources of income comprising the CORPORATE PARTNER INCOME;

(h)           the number of sublicenses entered into for the PATENT RIGHTS, LICENSED PRODUCTS, DISCOVERED PRODUCTS and/or LICENSED PROCESSES; and

(i)            the number of CORPORATE PARTNER agreements entered into for the REPORTING PERIOD.

If no amounts are due to M.I.T. for any REPORTING PERIOD, the report shall so state.

5.3           FINANCIAL STATEMENTS. On or before the ninetieth (90th) day following the close of COMPANY’s fiscal year, COMPANY shall provide M.I.T. with COMPANY’s financial statements for the preceding fiscal year including, at a minimum, a balance sheet and an income statement, certified by COMPANY’s treasurer or chief financial officer or by an independent auditor.

5.4           RECORDS. COMPANY shall maintain, and shall cause its AFFILIATES and SUBLICENSEES to maintain, complete and accurate records relating to the rights and obligations under this Agreement and any amounts payable to M.I.T. in relation to this Agreement, which records shall contain sufficient information to permit M.I.T. to confirm the accuracy of any reports delivered to M.I.T. and compliance in other respects with this Agreement. The relevant party shall retain such records for at least five (5) years following the end of the calendar year to which they pertain, during which time M.I.T., or M.I.T.’s appointed agents, shall have the right, at M.I.T.’s expense, to inspect such records during normal business hours, upon at least five (5) business days prior notice to verify any reports and payments made or compliance in other respects under this Agreement. In the event that any audit performed under this Section reveals an underpayment in excess of five percent (5%), COMPANY shall bear the full cost of such audit and shall remit any amounts due to M.I.T. within thirty (30) days after receiving notice thereof from M.I.T.

5.5           CONFIDENTIAL INFORMATION. The information in the reports and records provided by COMPANY to M.I.T. pursuant to Sections 5.1 through 5.4 of this Agreement and in the sublicense agreements provided to M.I.T. under Section 2.3(b) shall be considered “Confidential Information”, provided that such information is specifically designated in writing as confidential. M.I.T. shall maintain the Confidential Information in strict confidence, unless, the information (i) was in the public domain prior to the time of its disclosure under this Agreement; (ii) entered the public domain after the time of its disclosure under this Agreement through means other than an unauthorized disclosure resulting from an act or omission by M.I.T; (iii) was independently developed or discovered by M.I.T. without use of the Confidential Information; (iv) is or was disclosed to M.I.T. at any time, whether prior to or after the time of its disclosure under this Agreement, by a third party having no fiduciary relationship with COMPANY and having no obligation of confidentiality with respect to such Confidential Information; or (v) is required to be disclosed to comply with applicable laws or regulations, or with a court or administrative order.

6. PATENT PROSECUTION.

6.1           RESPONSIBILITY FOR PATENT RIGHTS. M.I.T. shall prepare, file, prosecute, and maintain all of the PATENT RIGHTS. However, M.I.T. at its own discretion may abandon any of the foreign rights for PATENT RIGHTS CASE [**] and PATENT RIGHTS CASE [**] BACKGROUND at any time, subject to Section 6.2 below, and may abandon any of the U.S. patents of these same PATENT RIGHTS after [**], subject to Section 6.2 below. M.I.T. may also abandon any PATENT RIGHTS HEPARINASE at any time, subject to Section 6.2 below. COMPANY shall have reasonable opportunities to advise M.I.T. and shall cooperate with M.I.T. in such preparation, filing, prosecution and maintenance.

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M.I.T. will instruct its patent attorney to copy COMPANY on all patent prosecution documents relating to PATENT RIGHTS during the TERM.

6.2           ABANDONING PATENT RIGHTS. Should M.I.T. elect to abandon any of PATENT RIGHTS CASE [**], PATENT RIGHTS CASE [**] BACKGROUND or PATENT RIGHTS HEPARINASE, M.I.T. will first notify COMPANY of its intent to do so, and COMPANY may require that M.I.T. continue prosecution or maintenance of such patent(s) provided that COMPANY agrees to reimburse all of M.I.T.’s related expenses including any related interference expenses.

6.3           INTERNATIONAL (NON-UNITED STATES) FILINGS. APPENDIX F is a list of the countries in which patent applications corresponding to the United States patent applications listed in APPENDICES A THRU E shall be filed, prosecuted, and maintained. APPENDIX F may be amended by mutual agreement of COMPANY and M.I.T.

6.4           PAYMENT OF EXPENSES. Payment of all fees and costs supported by an invoice, including attorneys’ fees, relating to the filing, prosecution and maintenance of PATENT RIGHTS HEPARIN shall be the responsibility of COMPANY, whether such amounts were incurred before or after the ORIGINAL EFFECTIVE DATE. As of October 1, 2001, M.I.T. had incurred approximately [**] dollars ($[**]) for such patent-related fees and costs (“EXISTING EXPENSES”). COMPANY shall reimburse M.I.T. for the EXISTING EXPENSES incurred prior to the ORIGINAL EFFECTIVE DATE in three equal installments. The first installment was due on, and M.I.T. acknowledges that it was paid on, the ORIGINAL EFFECTIVE DATE; the second installment shall be due one year after the ORIGINAL EFFECTIVE DATE; and the remaining payment shall be due two years from the ORIGINAL EFFECTIVE DATE. In addition, M.I.T. shall bill COMPANY for COMPANY’S pro rata share of the costs for PATENT RIGHTS HEPARINASE incurred after the ORIGINAL EFFECTIVE DATE, said share being equal to the shares of other active licensees for PATENT RIGHTS HEPARINASE. COMPANY shall reimburse all amounts due pursuant to this Section within thirty (30) days after invoicing; late payments shall accrue interest pursuant to Section 4.2(c). In all instances, M.I.T. shall pay the fees prescribed for large entities to the United States Patent and Trademark Office. Notwithstanding the first sentence of this Section, in the event M.I.T. exclusively licenses any of the PATENT RIGHTS described in Section 2.2 in a different field of use to a third party, M.I.T. shall promptly notify COMPANY in writing and such fees and costs associated with those PATENT RIGHTS shall be allocated in a fair and equitable manner between COMPANY and a subsequent licensee on a go-forward basis.

7. INFRINGEMENT.

7.1           NOTIFICATION OF INFRINGEMENT. Each party agrees to provide written notice to the other party promptly after becoming aware of any infringement of the PATENT RIGHTS.

7.2           RIGHT TO PROSECUTE INFRINGEMENTS.

(a)           COMPANY RIGHT TO PROSECUTE PATENT RIGHTS IN EXCLUSIVE FIELDS.

So long as COMPANY remains the exclusive licensee of PATENT RIGHTS HEPARIN in FIELD ALL BUT MACHINES, COMPANY, to the extent permitted by law, shall have the right, under its own control and at its own expense, to prosecute any third party infringement of PATENT RIGHTS HEPARIN in FIELD ALL BUT MACHINES, subject to Sections 7.4 and 7.5. In addition, so long as COMPANY remains the exclusive licensee of PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING, COMPANY, to the extent permitted by law, shall have the right, under its own control and at its own expense, to prosecute any third party infringement of PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING, subject to Sections 7.4 and 7.5. If required by law, M.I.T. shall permit any action under this Section to be brought in its name, including being joined as a party-plaintiff, provided that COMPANY shall hold M.I.T. harmless from, and indemnify M.I.T. against, any costs, expenses, or liability that M.I.T. incurs in connection with such action. Prior to commencing any such action, COMPANY shall consult with M.I.T. and shall consider the views of M.I.T. regarding the advisability of the proposed action and its effect on the public interest. COMPANY shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section without the prior written consent of M.I.T.

(b)           M.I.T. RIGHT TO PROSECUTE PATENT RIGHTS IN EXCLUSIVE FIELDS. In the event that COMPANY is unsuccessful in persuading the alleged infringer of PATENT RIGHTS HEPARIN in FIELD ALL BUT MACHINES or PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING to desist or fails to have initiated an infringement action within a reasonable time after COMPANY first becomes aware of the basis for such action, M.I.T. shall have the right, to prosecute such infringement under its sole control and at its sole expense, and any recovery obtained shall belong to M.I.T. If required by law, COMPANY hereby agrees that M.I.T. may include COMPANY as a party-plaintiff in any such suit, without expense to COMPANY. Prior to commencing any such action, M.I.T. shall consult with COMPANY and shall consider the views of COMPANY regarding the advisability of the proposed action. Further, M.I.T. shall not enter

14

into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section without first consulting with and considering the views of COMPANY. Notwithstanding the forgoing, any action taken under this Section shall be at the sole discretion of M.I.T.

(c)           M.I.T. RIGHT TO PROSECUTE PATENT RIGHTS IN NON-EXCLUSIVE FIELDS. M.I.T. shall have the right, but shall not be obligated, to prosecute at its sole control and sole expense all infringements of PATENT RIGHTS other than PATENT RIGHTS HEPARIN in FIELD ALL BUT MACHINES or PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING, and M.I.T. shall keep any recovery or damages derived therefrom, whether compensatory for past infringement or punitive. If required by law, COMPANY hereby agrees that M.I.T. may include COMPANY as a party plaintiff in any such suit, without expense to COMPANY. Prior to commencing any such action, M.I.T. shall consult with COMPANY and shall consider the views of COMPANY regarding the advisability of the proposed action. Further, M.I.T. shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section without first consulting with and considering the views of COMPANY. Lastly, in the event that COMPANY approaches M.I.T. and requests that M.I.T. commence the prosecution of an infringement of any of the PATENT RIGHTS other than the PATENT RIGHTS HEPARIN in FIELD ALL BUT MACHINES and the PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING, M.I.T. agrees to give due consideration to the views of the COMPANY. Notwithstanding the forgoing, any action taken under this Section shall be at the sole discretion of M.I.T.

7.3           DECLARATORY JUDGMENT ACTIONS. In the event that a declaratory judgment action is brought against M.I.T. or COMPANY by a third party alleging invalidity, unenforceability, or non-infringement of the PATENT RIGHTS, M.I.T., at its option, shall have the right within twenty (20) days after commencement of such action to take over the sole defense of the action at its own expense. If M.I.T. does not exercise this right, COMPANY may take over the sole defense of the action at COMPANY’s sole expense, subject to Sections 7.4 and 7.5.

7.4           OFFSETS. COMPANY may offset a total of [**] percent ([**]%) of any expenses incurred under Sections 7.2 and 7.3 against any payments due to M.I.T. under Article 4, provided that in no event shall such payments under Article 4, when aggregated with any other offsets and credits allowed under this Agreement, be reduced by more than [**] percent ([**]%) in any REPORTING PERIOD, it being understood that any expenses which COMPANY is prevented by the foregoing proviso from offsetting, in any REPORTING PERIOD may be carried forward and offset in one or more subsequent REPORTING PERIODS (applying the foregoing proviso in each subsequent REPORTING PERIOD).

7.5           RECOVERY. Any recovery obtained in an action brought by COMPANY under Sections 7.2 or 7.3 shall be distributed as follows: (i) each party shall be reimbursed for any expenses incurred in the action (including the amount of any royalty or other payments withheld from M.I.T. as described in Section 7.4), (ii) as to ordinary damages, COMPANY shall receive an amount equal to its lost profits or a reasonable royalty on the infringing sales, or whichever measure of damages the court shall have applied, and COMPANY shall pay to M.I.T. based upon such amount the portion thereof representing a reasonable approximation of the royalties and other amounts that COMPANY would have paid to M.I.T. if COMPANY had sold the infringing products, processes and services rather than the infringer, and (iii) as to special or punitive damages, the parties shall [**].

7.6           COOPERATION. Each party agrees to cooperate in any action under this Article, which is controlled by the other party, provided that the controlling party reimburses the cooperating party promptly for any costs and expenses incurred by the cooperating party in connection with providing such assistance.

7.7           RIGHT TO SUBLICENSE. So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS HEPARIN in in FIELD ALL BUT MACHINES or PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING, COMPANY shall have the sole right to sublicense to any alleged infringer for future use of PATENT RIGHTS HEPARIN in FIELD ALL BUT MACHINES or PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING, as the case may be, in accordance with the terms and conditions of this Agreement relating to sublicenses. Any upfront fees as part of such sublicense [**]; other revenues to COMPANY pursuant to such sublicense shall be treated as set forth in Article 4.

8. INDEMNIFICATION AND INSURANCE.

8.1           INDEMNIFICATION.

(a)           INDEMNITY. COMPANY shall indemnify, defend, and hold harmless M.I.T. and its trustees, officers, faculty, students, employees, and agents and their respective successors, heirs and assigns (the “Indemnitees”), against any liability, damage, loss, or expense (including reasonable attorneys fees and expenses) (collectively, “Losses”)

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incurred by or imposed upon any of the Indemnitees in connection with any claims, suits, actions, demands or judgments arising out of any theory of liability (including without limitation actions in the form of tort, warranty, or strict liability and regardless of whether such action has any factual basis) concerning any product, process, or service that is made, used, sold, imported, or performed pursuant to any right or license granted under this Agreement; provided, however, that COMPANY shall have no obligation pursuant to the foregoing with respect to any Losses that result from the gross negligence or willful misconduct of any Indemnitee.

(b)           PROCEDURES. The Indemnitees agree to provide COMPANY with prompt written notice of any claim, suit, action, demand, or judgment for which indemnification is sought under this Agreement. COMPANY agrees, at its own expense, to provide attorneys reasonably acceptable to M.I.T. to defend against any such claim. The Indemnitees shall cooperate fully with COMPANY in such defense and will permit COMPANY to conduct and control such defense and the disposition of such claim, suit, or action (including all decisions relative to litigation, appeal, and settlement); provided, however, that any Indemnitee shall have the right to retain its own counsel, at the expense of COMPANY, if representation of such Indemnitee by the counsel retained by COMPANY would be inappropriate because of actual or potential differences in the interests of such Indemnitee and any other party represented by such counsel. COMPANY agrees to keep M.I.T. informed of the progress in the defense and disposition of such claim and to consult with M.I.T. with regard to any proposed settlement.

8.2           INSURANCE. Before the first human use of a LICENSED PRODUCT or LICENSED PROCESS, COMPANY shall obtain and carry in full force and effect commercial general liability insurance, including product liability and errors and omissions insurance which shall protect COMPANY and Indemnitees with respect to events covered by Section 8.1(a) above. Such insurance (i) shall be issued by an insurer licensed to practice in the Commonwealth of Massachusetts or an insurer pre-approved by M.I.T., such approval not to be unreasonably withheld, (ii) shall list M.I.T. as an additional insured thereunder, (iii) shall be endorsed to include product liability coverage, and (iv) shall require thirty (30) days written notice to be given to M.I.T. prior to any cancellation or material change thereof. The limits of such insurance shall not be less than One Million Dollars ($1,000,000) per occurrence with an aggregate of Three Million Dollars ($3,000,000) for bodily injury including death; One Million Dollars ($1,000,000) per occurrence with an aggregate of Three Million Dollars ($3,000,000) for property damage; and One Million Dollars ($1,000,000) per occurrence with an aggregate of Three Million Dollars ($3,000,000) for errors and omissions. In the alternative, COMPANY may self-insure subject to prior approval of M.I.T. COMPANY shall provide M.I.T. with Certificates of Insurance evidencing compliance with this Section. COMPANY shall continue to maintain such insurance or self-insurance after the expiration or termination of this Agreement during any period in which COMPANY or any AFFILIATE or SUBLICENSEE continues (i) to make, use, or sell a product that was a LICENSED PRODUCT under this Agreement or (ii) to perform a service that was a LICENSED PROCESS under this Agreement, and thereafter for a period of five (5) years.

9. REPRESENTATIONS AND WARRANTIES

M.I.T. hereby represents and warrants that, to the best of its knowledge on the EFFECTIVE DATE: (i) it is the sole owner of all PATENT RIGHTS other than the PATENT RIGHTS for M.I.T. Case [**], which are jointly owned by M.I.T. and the [**], and the PATENT RIGHTS for M.I.T. Case [**], which are owned jointly by M.I.T. and [**], and (ii) has the right to grant the licenses granted herein. M.I.T.’s total liability under the representations and warranties of this Agreement shall be limited to an amount equal to the total sum that has been paid by COMPANY to M.I.T. under the provisions of Article 4 of this Agreement and any payments that have been made by COMPANY to M.I.T. for the EXISTING EXPENSES described in Section 6.4.

EXCEPT AS MAY OTHERWISE BE EXPRESSLY SET FORTH IN THIS AGREEMENT, M.I.T. MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING THE PATENT RIGHTS, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT, VALIDITY OF PATENT RIGHTS CLAIMS, WHETHER ISSUED OR PENDING, AND THE ABSENCE OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE. Specifically, and not to limit the foregoing, M.I.T. makes no warranty or representation (i) regarding the validity or scope of the PATENT RIGHTS, and (ii) that the exploitation of the PATENT RIGHTS or any LICENSED PRODUCT or LICENSED PROCESS will not infringe any patents or other intellectual property rights of M.I.T. or of a third party.

IN NO EVENT SHALL EITHER PARTY, ITS TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING OUT OF THIS AGREEMENT, EXCEPT AS OTHERWISE PROVIDED IN PARAGRAPH 8. 1, OR FOR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER SUCH PARTY SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

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10. ASSIGNMENT.

This Agreement is personal to COMPANY and no rights or obligations may be assigned by COMPANY, except that COMPANY may assign this Agreement, upon written notice to M.I.T. and without M.I.T.’s consent, in conjunction with the sale or transfer of all or substantially all of its assets related to the commercialization of the PATENT RIGHTS, or pursuant to a merger or consolidation, to or into an entity which has agreed in writing to be bound by all the terms and conditions of this Agreement. Failure of the assignee to so agree shall be grounds for termination by M.I.T.

11. GENERAL COMPLIANCE WITH LAWS.

11.1         COMPLIANCE WITH LAWS. COMPANY shall use reasonable commercial efforts to comply with all commercially material local, state, federal, and international laws and regulations relating to the development, manufacture, use, and sale of LICENSED PRODUCTS and LICENSED PROCESSES.

11.2         EXPORT CONTROL. COMPANY and its AFFILIATES and SUBLICENSEES shall comply with all United States laws and regulations controlling the export of certain commodities and technical data, including without limitation all Export Administration Regulations of the United States Department of Commerce. Among other things, these laws and regulations prohibit or require a license for the export of certain types of commodities and technical data to specified countries. COMPANY hereby gives written assurance that it will comply with, and will cause its AFFILIATES and SUBLICENSEES to comply with, all United States export control laws and regulations, that it bears sole responsibility for any violation of such laws and regulations by itself or its AFFILIATES or SUBLICENSEES, and that it will indemnify, defend, and hold M.I.T. harmless (in accordance with Section 8.1) for the consequences of any such violation.

11.3         NON-USE OF M.I.T. NAME. COMPANY and its AFFILIATES and SUBLICENSEES shall not use the name of “Massachusetts Institute of Technology,” “Lincoln Laboratory” or any variation, adaptation, or abbreviation thereof, or of any of its trustees, officers, faculty, students, employees, or agents (collectively, “M.I.T. Associates”), or any trademark owned by M.I.T., or any terms of this Agreement, in any promotional material or other public announcement or disclosure without the prior written consent of M.I.T., or in the case of the name of any M.I.T. Associate, the written consent of such M.I.T. Associate. The foregoing notwithstanding, without the consent of M.I.T., COMPANY may state that it is licensed by M.I.T. under one or more of the patents and/or patent applications comprising the PATENT RIGHTS, may make statements of facts, including of past or present employment or consulting relationships, and may make disclosures or statements required by law.

11.4         MARKING OF LICENSED PRODUCTS. To the extent commercially feasible and consistent with prevailing business practices, COMPANY shall mark, and shall cause its AFFILIATES and SUBLICENSEES to mark, all LICENSED PRODUCTS that are manufactured or sold under this Agreement with the number of each issued patent under the PATENT RIGHTS that applies to such LICENSED PRODUCT.

12. TERMINATION.

12.1         VOLUNTARY TERMINATION BY COMPANY. COMPANY shall have the right to terminate this Agreement, for any reason, (i) upon at least six (6) months prior written notice to M.I.T., such notice to state the date at least six (6) months in the future upon which termination is to be effective, and (ii) upon payment of all amounts due to M.I.T. through such termination effective date. In addition, by providing three (3) months written notice, COMPANY may separately terminate its license to PATENT RIGHTS CASE [**] and PATENT RIGHTS CASE [**] BACKGROUND.

12.2         CESSATION OF BUSINESS. If COMPANY ceases to carry on its business related to this Agreement, M.I.T. shall have the right to terminate this Agreement immediately upon written notice to COMPANY.

12.3         TERMINATION FOR DEFAULT.

(a)           NONPAYMENT. In the event COMPANY fails to pay any amounts due and payable to M.I.T. hereunder, and fails to make such payments within sixty (60) days after receiving written notice of such failure, provided such notice expressly refers to this Section 12.3 and M.I.T.’s right of termination, M.I.T. may terminate this Agreement immediately upon written notice to COMPANY.

(b)           MATERIAL BREACH. In the event COMPANY commits a material breach of its obligations under this Agreement, except for breach as described in Section 3.1 or 12.3(a), and fails to cure that breach within ninety (90)

17

days after receiving written notice thereof, provided such notice expressly refers to this Section 12.3 and M.I.T.’s right of termination, M.I.T. may terminate this Agreement immediately upon written notice to COMPANY.

12.4         EFFECT OF TERMINATION.

(a)           SURVIVAL. The following provisions shall survive the expiration or termination of this Agreement: Articles 1, 8, 9, 13 and 14, and Sections 2.3 (c), 5.2 (obligation to provide final report and payment), 5.4, 5.5, 11.1, 11.2 and 12.4

(b)           INVENTORY. Upon the early termination of this Agreement, COMPANY and its AFFILIATES and SUBLICENSEES may complete and sell any work-in-progress and inventory of LICENSED PRODUCTS that exist as of the effective date of termination, provided that (i) COMPANY pays M.I.T. the applicable running royalty or other amounts due on such sales of LICENSED PRODUCTS in accordance with the terms and conditions of this Agreement, and (ii) COMPANY and its AFFILIATES and SUBLICENSEES shall complete and sell all work-in-progress and inventory of LICENSED PRODUCTS within six (6) months after the effective date of termination.

(c)           PRE-TERMINATION OBLIGATIONS. In no event shall termination of this Agreement release COMPANY, AFFILIATES, or SUBLICENSEES from the obligation to pay any amounts that became due on or before the effective date of termination.

13. DISPUTE RESOLUTION.

13.1         MANDATORY PROCEDURES. The parties agree that any dispute arising out of or relating to this Agreement shall be resolved solely by means of the procedures set forth in this Article, and that such procedures constitute legally binding obligations that are an essential provision of this Agreement. If either party fails to observe the procedures of this Article, as may be modified by their written agreement, the other party may bring an action for specific performance of these procedures in any court of competent jurisdiction.

13.2         EQUITABLE REMEDIES. Although the procedures specified in this Article are the sole and exclusive procedures for the resolution of disputes arising out of or relating to this Agreement, either party may seek a preliminary injunction or other provisional equitable relief if, in its reasonable judgment, such action is necessary to avoid irreparable harm to itself or to preserve its rights under this Agreement.

13.3         DISPUTE RESOLUTION PROCEDURES.

(a)           MEDIATION. In the event any dispute arising out of or relating to this Agreement remains unresolved within sixty (60) days from the date the affected party informed the other party of such dispute, either party may initiate mediation upon written notice to the other party (“Notice Date”), whereupon both parties shall be obligated to engage in a mediation proceeding under the then current Center for Public Resources (“CPR”) Model Procedure for Mediation of Business Disputes (http://www.cpradr.org), except that specific provisions of this Article shall override inconsistent provisions of the CPR Model Procedure. The mediator will be selected from the CPR Panels of Neutrals. If the parties cannot agree upon the selection of a mediator within fifteen (15) business days after the Notice Date, then upon the request of either party, the CPR shall appoint the mediator. The parties shall attempt to resolve the dispute through mediation until the first of the following occurs: (i) the parties reach a written settlement; (ii) the mediator notifies the parties in writing that they have reached an impasse; (iii) the parties agree in writing that they have reached an impasse; or (iv) the parties have not reached a settlement within sixty (60) days after the Notice Date.

(b)           TRIAL WITHOUT JURY. If the parties fail to resolve the dispute through mediation, or if neither party elects to initiate mediation, each party shall have the right to pursue any other remedies legally available to resolve the dispute, provided, however, that the parties expressly waive any right to a jury trial in any legal proceeding under this Article.

13.4         PERFORMANCE TO CONTINUE. Each party shall continue to perform its undisputed obligations under this Agreement pending final resolution of any dispute arising out of or relating to this Agreement; provided, however, that a party may suspend performance of its undisputed obligations during any period in which the other party fails or refuses to perform its undisputed obligations. Nothing in this Article is intended to relieve COMPANY from its obligation to make undisputed payments pursuant to Articles 4 and 6 of this Agreement.

18

13.5         STATUTE OF LIMITATIONS. The parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) shall be tolled while the procedures set forth in Sections 13.3(a) are pending. The parties shall cooperate in taking any actions necessary to achieve this result.

14. MISCELLANEOUS.

14.1         NOTICE. Any notices required or permitted under this Agreement shall be in writing, shall specifically refer to this Agreement, and shall be sent by hand, recognized national overnight courier, confirmed facsimile transmission, confirmed electronic mail, or registered or certified mail, postage prepaid, return receipt requested, to the following addresses or facsimile numbers of the parties:

If to M.I.T., all matters relating to the license:

Technology Licensing Office, Room NE25-230

Massachusetts Institute of Technology

77 Massachusetts Avenue Cambridge, MA 02139-4307

Attention:  Director

Tel:  617-253-6966

Fax:  617-258-6790

If to M.I.T., all matters relating to COMPANY equity:

Massachusetts Institute of Technology

Treasurer’s Office

238 Main Street

Cambridge, MA 02142

Attention:  Phillips B. Moore

Tel:  617-253-5422

Fax:  617-258-6676

If to COMPANY:

43 Moulton Street

Cambridge. MA 02138

Attention:  Chief Executive Officer

Tel: 617-491-9700

Fax: 617-491-9701

All notices under this Agreement shall be deemed effective upon receipt. A party may change its contact information immediately upon written notice to the other party in the manner provided in this Section.

14.2         GOVERNING LAW. This Agreement and all disputes arising out of or related to this Agreement, or the performance, enforcement, breach or termination hereof, and any remedies relating thereto, shall be construed, governed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts, U.S.A., without regard to conflict of laws principles, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent shall have been granted.

14.3         FORCE MAJEURE. Neither party will be responsible for delays resulting from causes beyond the reasonable control of such party, including without limitation fire, explosion, flood, war, acts of terrorism, strike, riot, bankruptcy of third parties, or action, inaction or delay by any governmental authority, provided that the nonperforming party uses commercially reasonable efforts to avoid or remove such causes of nonperformance and continues performance under this Agreement with reasonable dispatch whenever such causes are removed.

14.4         AMENDMENT AND WAIVER. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both parties. Any waiver of any rights or failure to act in a specific instance shall relate only to such instance and shall not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

19

14.5         SEVERABILITY. In the event that any provision of this Agreement shall be held invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect any other provision of this Agreement, and the parties shall negotiate in good faith to modify this Agreement to preserve (to the extent possible) their original intent. If the parties fail to reach a modified agreement within thirty (30) days after the relevant provision is held invalid or unenforceable, then the dispute shall be resolved in accordance with the procedures set forth in Article 13. While the dispute is pending resolution, this Agreement shall be construed as if such provision were deleted by agreement of the parties.

14.6         BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns.

14.7         HEADINGS. All headings are for convenience only and shall not affect the meaning of any provision of this Agreement.

14.8         ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to its subject matter and supersedes all prior agreements or understandings between the parties relating to its subject matter, including, without limitation the ORIGINAL AGREEMENT.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

THE EFFECTIVE DATE OF THIS AGREEMENT IS NOVEMBER 1, 2002

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		MOMENTA PHARMACEUTICALS, INC.

By	/s/ LITA NELSEN	By	/s/ S.K. WHORISKEY, PH.D.
Name	Lita L. Nelsen	Name	Susan K Whoriskey
Title	Director, Technology Licensing Office	Title	Vice President, Licensing and Business Development

20

APPENDIX A

LIST OF PATENT APPLICATIONS AND PATENTS FOR THE PATENT RIGHTS CASE [**]

I.              UNITED STATES PATENTS AND APPLICATIONS

M.I.T. CASE NO. [**]

Entitled: [**]

USA Serial No. [**]

Entitled: [**]

II. INTERNATIONAL (NON-U.S.) PATENTS AND APPLICATIONS

M.I.T. CASE NO. [**]

Entitled: [**]

WO Application No. [**]

Entitled: [**]

21

APPENDIX B

LIST OF PATENT APPLICATIONS AND PATENTS FOR THE PATENT RIGHTS CASE [**] BACKGROUND

I.              UNITED STATES PATENTS AND APPLICATIONS

M.I.T. CASE NO. [**]

Entitled: [**]

USA Patent No. 6,323,339, Issued on November 27, 2001

Entitled: “Synthesis of Oligosaccharides, Reagents and Methods Related Thereto”

USA Serial No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

USA Serial No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

USA Serial No. [**]

Entitled: [**]

USA Serial No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

USA Serial No. [**]

Entitled: [**]

II.            INTERNATIONAL (NON-U.S.) PATENTS AND APPLICATIONS

M.I.T. CASE NO. [**]

Entitled: [**]

EPC Application No. [**]

Entitled: [**]

Japan Application No. [**]

Entitled: [**]

Canada Application No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

EPC Application No. [**]

Entitled:[**]

Japan Application No. [**]

Entitled: [**]

22

Canada Application No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

WO Application No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

WO Application No. [**]

Entitled: [**]

23

APPENDIX C

LIST OF PATENT APPLICATIONS AND PATENTS FOR THE PATENT RIGHTS HEPARIN

I.              UNITED STATES PATENTS AND APPLICATIONS

M.I.T. CASE NO. [**]

Entitled: [**]

USA Serial No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

USA Serial No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

USA Serial No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

USA Serial No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

USA Serial No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

USA Serial No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

USA Serial No. [**]

Entitled: [**]

II.            INTERNATIONAL (NON-U.S.) PATENTS AND APPLICATIONS

M.I.T. CASE NO. [**]

Entitled: [**]

EPC Application No. [**]

Entitled: [**]

Canada Application No. [**]

Entitled: [**]

24

Japanese Application No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

EPC Application No. [**]

Entitled: [**]

Canada Application No. [**]

Entitled: [**]

Japanese Application No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

WO Application Serial No. [**]

Entitled [**]

M.I.T. CASE NO.[**]

Entitled: [**]

WO Application Serial No. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

WO Application Serial No.

[**] Entitled: [**]

25

APPENDIX D

PATENT RIGHTS HEPARINASE

I.              UNITED STATES PATENTS AND APPLICATIONS

M.I.T. CASE NO. 5546

Entitled M.I.T. Case No. 5546, “The Heparinase Gene from Flavobacterium Heparinum”, By Charles L. Cooney, Robert S. Langer, Jr., Kelley W. Moreman, and Ram Sasisekharan

USA Patent No. 5714376, Issued February 3, 1998 Entitled “The Heparinase Gene from Flavobacterium Heparinum”

USA Patent No. 5830726, Issued November 3, 1998 Entitled “Method for Obtaining a Modified Heparinase Gene”

M.I.T. CASE NO. 5981

Entitled “Purification, Composition and Characterization of Heparinase II from Flavobacterium Heparinum”

By Charles L. Cooney, Robert S. Langer, Jr., Robert Lindhardt, Daniel Lohse, and Ram Sasisekharan

USA Patent No. 5389539, Issued February 14, 1995 Entitled “Purification, Composition and Specificity of Heparnase I, II, and III from Flavobacterium Heparinum”

USA Patent No. 5569600, Issued October 29, 1996 Entitled “Purification, Composition and Specificity of Heparinase I, II & III from Flavobacterium Heparinum”

II.            INTERNATIONAL (NON-U.S.) PATENTS AND APPLICATIONS

M.I.T. CASE NO. [**]

Entitled [**]

AT Patent No. [**].

BE Patent No. [**]

CH Patent No. [**]

DE Patent No. [**].

DK Patent No. [**]

ES Patent No. [**]

FR Patent No. [**]

GB Patent No. [**].

GR Patent No. [**]

IE Patent No. [**]

IT Patent No. [**]

LI Patent No. [**]

LU Patent No. [**]

MC Patent No. [**]

NL Patent No. [**]

SE Patent No. [**]

EP Patent No. [**]

All Entitled: [**]

CA Patent Application Serial No. [**]

Entitled:  [**]

JP Patent Application Serial No. [**]

Entitled:  [**]

M.I.T. CASE NO. [**]

Entitled [**]

26

EP Patent No. [**]

Entitled:  [**]

CA Patent No. [**].

Entitled:  [**]

JP Patent Application Serial No. [**]

Entitled:  [**]

27

APPENDIX E

LIST OF PATENT APPLICATIONS AND PATENTS FOR THE PATENT RIGHTS MASSPEC

I.              UNITED STATES PATENTS AND APPLICATIONS

M.I.T. CASE NO. [**]

Entitled: [**]

USA Patent No. [**]

Entitled: [**]

28

APPENDIX F

PCT Designating: [**].

29

APPENDIX G

M.I.T. HOLDERS

	Contact Information	Shares
[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]
[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

[**]	[**]	[**]

30

EXHIBIT A1

CONFLICT AVOIDANCE STATEMENT

Name:	Robert Langer

Company:	Mimeon, Inc.

Address:	1000 Winter Street, Suite 3350 Waltham, MA 02451-1215

Licensed Technology:

M.I.T. Case No. 5546
“The Heparinase Gene From Flavobacterium Heparinum”, by Charles L. Cooney, Robert S. Langer, Jr., Kelley W. Moreman, And Ram Sasisekharan

M.I.T. Case No. 5981
“Purification, Composition And Characterization Of Heparinase Ii From Flavobacterium Heparium”, by Charles L. Cooney, Robert S. Langer, Jr., Robert Lindhardt, Daniel Lohse, And Ram Sasisekharan

M.I.T. Case No. 6582
“A Method For The Mass Spectrometric Determination Of The Molecular Weight Of Highly Acidic (and Basic) Organic And Biological Molecules”, by Klaus Biemann and Peter Juhasz

M.I.T. Case No. 8066
“Heparinase II Selective For Heparan Sulfate Degradation”, by Dongfang Liu, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8227
“Synthesis Of Oligosaccharides In Solution And On The Solid Support”, by Obadiah J. Plante and Peter H. Seeberger

M.I.T. Case No. 8350
“A Versatile Linker For The Solid-phase Synthesis Of Oligosaccharides And Small Molecule Combinatorial Libraries”, by Rodrigo B. Andrade and Peter H. Seeberger

[**]

M.I.T. Case No. 8448
“Method For Identifying Or Characterizing Properties Of Polymeric Units”, by Nishla Keiser, Rahul Raman, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8606
“Novel Protecting Groups For The Synthesis Of Polysaccharides, Combinatorial Libraries, And Natural Products”, by Stephen L. Buchwald, Obadiah J. Plante and Peter H. Seeberger

M.I.T. Case No. 8635”
A Method For Inhibiting Tumor Growth By Targeting Glycosaminoglycans”, by Yosuf El-shabrawi, Kristen Holley, Dongfang Liu, Kevin Pojasek, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8747
“A Novel Heparin Monitoring And Delivery Technology”, by Dongfang Liu, Yeiwei Qi, Millikarjun Sandaram, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

[**]

[**]

M.I.T. Case No. 9180
“Chemical Synthesis Of Defined Heparin Sequences In Solution And On Solid Support”, by Hernan Orgueira, Peter Schell and Peter H. Seeberger

Because of the M.I.T. license granted to the above company and my equity* position and continuing relationship with this company, I acknowledge the potential for a possible conflict of interest between the performance of research at M.I.T. and my contractual or other obligations to this company. Therefore, I will not:

1)                         use students at M.I.T. for research and development projects for the company;

2)                         restrict or delay access to information from my M.I.T. research;

3)                         take direct or indirect research support from the company in order to support my activities at M.I.T.; or

4)                         employ students at the company, except in accordance with Section 4.5.2, “Faculty and Students,” in the Policies and Procedures Guide.

In addition, in order to avoid the appearance of a conflict, I will attempt to differentiate clearly between the intellectual directions of my M.I.T. research and my contributions to the company. To that end, I will expressly inform my department head/laboratory director annually of the general nature of my activities on behalf of the company.

		Signed:	[ILLEGIBLE]
		Date:	12/13/01

Approved by:	/s/ Robert C Armstrong

Name (print):	Robert C Armstrong
(Dept. Head or Lab Dir)

* “Equity” includes stock, options, warrants or other financial instruments convertible into stock, which are directly or indirectly controlled by the inventor.

2

EXHIBIT A2

CONFLICT AVOIDANCE STATEMENT

Name:	Ram Sasisekharan

Company:	Mimeon, Inc.

Address:	1000 Winter Street, Suite 3350 Waltham, MA 02451-1215

Licensed Technology:

M.I.T. Case No. 5546
“The Heparinase Gene From Flavobacterium Heparinum”, by Charles L. Cooney, Robert S. Langer, Jr., Kelley W. Moreman, And Ram Sasisekharan

M.I.T. Case No. 5981
“Purification, Composition And Characterization Of Heparinase Ii From Flavobacterium Heparinum”, by Charles L. Cooney, Robert S. Langer, Jr., Robert Lindhardt, Daniel Lohse, And Ram Sasisekharan

M.I.T. Case No. 6582
“A Method For The Mass Spectrometric Determination Of The Molecular Weight Of Highly Acidic (and Basic) Organic And Biological Molecules”, by Klaus Biemann and Peter Juhasz

M.I.T. Case No. 8066
“Heparinase II Selective For Heparan Sulfate Degradation”, by Dongfang Liu, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8227
“Synthesis Of Oligosaccharides In Solution And On The Solid Support”, by Obadiah J. Plante and Peter H. Seeberger

M.I.T. Case No. 8350
“A Versatile Linker For The Solid-phase Synthesis Of Oligosaccharides And Small Molecule Combinatorial Libraries”, by Rodrigo B. Andrade and Peter H. Seeberger

[**]

M.I.T. Case No. 8448
“Method For Identifying Or Characterizing Properties Of Polymeric Units”, by Nishla Keiser, Rahul Raman, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8606
“Novel Protecting Groups For The Synthesis Of Polysaccharides, Combinatorial Libraries, And Natural Products”, by Stephen L. Buchwald, Obadiah J. Plante and Peter H. Seeberger

3

M.I.T. Case No. 8635
“A Method For Inhibiting Tumor Growth By Targeting Glycosaminoglycans”, by Yosuf El-shabrawi, Kristen Holley, Dongfang Liu, Kevin Pojasek, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8747
“A Novel Heparin Monitoring And Delivery Technology”, by Dongfang Liu, Yeiwei Qi, Millikarjun Sandaram, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

[**]

[**]

M.I.T. Case No. 9180
“Chemical Synthesis Of Defined Heparin Sequences In Solution And On Solid Support”, by Hernan Orgueira, Peter Schell and Peter H. Seeberger

Because of the M.I.T. license granted to the above company and my equity* position and continuing relationship with this company, I acknowledge the potential for a possible conflict of interest between the performance of research at M.I.T. and my contractual or other obligations to this company. Therefore, I will not:

1)                         use students at M.I.T. for research and development projects for the company;

2)                         restrict or delay access to information from my M.I.T. research;

3)                         take direct or indirect research support from the company in order to support my activities at M.I.T.; or

4)                         employ students at the company, except in accordance with Section 4.5.2. “Faculty and Students,” in the Policies and Procedures Guide.

In addition, in order to avoid the appearance of a conflict, I will attempt to differentiate clearly between the intellectual directions of my M.I.T. research and my contributions to the company. To that end, I will expressly inform my department head/laboratory director annually of the general nature of my activities on behalf of the company.

		Signed:	[ILLEGIBLE]
		Date:	Dec 15th 01

Approved by:	/s/ Douglas D. Lauffenburger

Name (print):	Douglas D. Lauffenburger
(Dept. Head or Lab Dir)

* “Equity” includes stock, options, warrants or other financial instruments convertible into stock, which are directly or indirectly controlled by the inventor.

4

EXHIBIT A3

CONFLICT AVOIDANCE STATEMENT

Name:	Ganesh Venkataraman

Company:	Mimeon, Inc.

Address:	1000 Winter Street, Suite 3350 Waltham, MA 02451-1215

Licensed Technology:

M.I.T. Case No. 5546
“The Heparinase Gene From Flavobacterium Heparinum”, by Charles L. Cooney, Robert S. Langer, Jr., Kelley W. Moreman, And Ram Sasisekharan

M.I.T. Case No. 5981
“Purification, Composition And Characterization Of Heparinase Ii From Flavobacterium Heparinum”, by Charles L. Cooney, Robert S. Langer, Jr., Robert Lindhardt, Daniel Lohse, And Ram Sasisekharan

M.I.T. Case No. 6582
“A Method For The Mass Spectrometric Determination Of The Molecular Weight Of Highly Acidic (and Basic) Organic And Biological Molecules”, by Klaus Biemann and Peter Juhasz

M.I.T. Case No. 8066
“Heparinase II Selective For Heparan Sulfate Degradation”, by Dongfang Liu, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8227
“Synthesis Of Oligosaccharides In Solution And On The Solid Support”, by Obadiah J. Plante and Peter H. Seeberger

M.I.T. Case No. 8350
“A Versatile Linker For The Solid-phase Synthesis Of Oligosaccharides And Small Molecule Combinatorial Libraries”, by Rodrigo B. Andrade and Peter H. Seeberger

[**]

M.I.T. Case No. 8448
“Method For Identifying Or Characterizing Properties Of Polymeric Units”, by Nishla Keiser, Rahul Raman, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8606
“Novel Protecting Groups For The Synthesis Of Polysaccharides, Combinatorial Libraries, And Natural Products”, by Stephen L. Buchwald, Obadiah J. Plante and Peter H. Seeberger

5

M.I.T. Case No. 8635
“A Method For Inhibiting Tumor Growth By Targeting Glycosaminoglycans”, by Yosuf El-shabrawi, Kristen Holley, Dongfang Liu, Kevin Pojasek, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8747
“A Novel Heparin Monitoring And Delivery Technology”, by Dongfang Liu, Yeiwei Qi, Mallikarjun Sundaram, Ram Susisekharan, Zachary Shriver and Ganesh Venkataraman

[**]

[**]

M.I.T. Case No. 9180
“Chemical Synthesis Of Defined Heparin Sequences In SolutionAnd On Solid Support”, by Hernan Orgueira, Peter Schell and Peter H. Seeberger

Because of the M.I.T. license granted to the above company and my equity * position and continuing relationship with this company, I acknowledge the potential for a possible conflict of interest between the performance of research at M.I.T. and my contractual or other obligations to this company. Therefore, I will not;

1)                         use students at M.I.T. for research and development projects for the company;

2)                         restrict or delay access to information from my M.I.T. research;

3)                         take direct or indirect research support from the company in order to support my activities at M.I.T.; or

4)                         employ students at the company, except in accordance with Section 4.5.2, “Faculty and Students,” in the Policies and Procedures Guide.

In addition, in order to avoid the appearance of a conflict, I will attempt to differentiate clearly between the intellectual directions of my M.I.T. research and my contributions to the company. To that end, I will expressly inform my department head/laboratory director annually of the general nature of my activities on behalf of the company.

		Signed:	[ILLEGIBLE]
		Date:	12/13/01

Approved by:	/s/ R. Sasisekharan

Name (print):	R. Sasisekharan
(Dept. Head or Lab Dir)

* “Equity” includes stock, options, warrants or other financial instruments convertible into stock, which are directly or indirectly controlled by the inventor.

6

EXHIBIT B1

INVENTOR/AUTHOR ACKNOWLEDGMENT
OF NO EQUITY DISTRIBUTION
Form Version 8/22/01

In partial reliance on the undersigned’s execution of this Acknowledgment, M.I.T. has entered into the license agreement to which this Acknowledgment is attached (the “LICENSE”) in which COMPANY received certain licenses to the technology listed below, on some or all of which the undersigned is a listed inventor or author. The undersigned, independently of the LICENSE, has received or will soon acquire equity in Mimeon, Inc. (“COMPANY”), and, in accordance with M.I.T.’s licensing policies contained in M.I.T.’s Guide to the Ownership, Distribution and Commercial Development of M.I.T. Technology, as that policy may be amended from time to time (specifically §4.2.5 as of this Form Version date), the undersigned, on his/her own behalf and on behalf of his/her heirs and assigns, acknowledges and agrees that he/she has no right to receive any share of equity income received by M.I.T. in consideration for the LICENSE.

Technology Licensed as of the EFFECTIVE DATE of the LICENSE:

M.I.T. Case No. 5546
“The Heparinase Gene From Flavobacterium Heparinum”, by Charles L. Cooney, Robert S. Langer, Jr., Kelley W. Moreman, And Ram Sasisekharan

M.I.T. Case No. 5981
“Purification, Composition And Characterization Of Heparinase Ii From Flavobacterium Heparinum”, by Charles L. Cooney, Robert S. Langer, Jr., Robert Lindbardt, Daniel Lohse, And Ram Sasisekharan

M.I.T. Case No. 6582
“A Method For The Mass Spectrometric Determination Of The Molecular Weight Of Highly Acidic (and Basic) Organic And Biological Molecules”, by Klaus Biemann and Peter Juhasz

M.I.T. Case No. 8066
“Heparinase II Selective For Heparan Sulfate Degradation”, by Dongfang Liu, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8227
“Synthesis Of Oligosaccharides In Solution And On The Solid Support”, by Obadiah J. Plante and Peter H. Seeberger

M.I.T. Case No. 8350
“A Versatile Linker For The Solid-phase Synthesis Of Oligosaccharides And Small Molecule Combinatorial Libraries”, by Rodrigo B. Andrade and Peter H. Seeberger

[**]

M.I.T. Case No. 8448
“Method For Identifying Or Characterizing Properties Of Polymeric Units”, by Nishla Keiser, Rahul Raman, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

7

M.I.T. Case No. 8606
“Novel Protecting Groups For The Synthesis Of Polysaccharides, Combinatorial Libraries, And Natural Products”, by Stephen L. Buchwald, Obadiah J. Plante and Peter H. Seeberger

M.I.T. Case No, 8635
“A Method For Inhibiting Tumor Growth By Targeting Glycosaminoglycans”, by Yosuf El-shabrawi, Kristen Holley, Dongfang Liu, Kevin Pojasek, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8747
“A Novel Heparin Monitoring And Delivery Technology”, by Dongfang Liu, Yeiwei Qi, Mallikarjun Sundaram, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

[**]

[**]

M.I.T. Case No. 9180
“Chemical Synthesis Of Defined Heparin Sequences in Solution And On Solid Support”, by Hernan Orgueira, Peter Schell and Peter H. Seeberger;

Witness:	Ilda Thompson	Signed:	/s/ Robert Langer
		Print Name:	Robert Langer
		Date:	12/13/01

8

EXHIBIT B2

INVENTOR/AUTHOR ACKNOWLEDGMENT
OF NO EQUITY DISTRIBUTION
Form Version 8/22/01

In partial reliance on the undersigned’s execution of this Acknowledgment, M.I.T. has entered into the license agreement to which this Acknowledgment is attached (the “LICENSE”) in which COMPANY received certain licenses to the technology listed below, on some or all of which the undersigned is a listed inventor or author. The undersigned, independently of the LICENSE, has received or will soon acquire equity in Mimeon, Inc. (“COMPANY”), and, in accordance with M.I.T.’s licensing policies contained in M.I.T.’s Guide to the Ownership, Distribution and Commercial Development of M.I.T. Technology, as that policy may be amended from time to time (specifically §4.2.5 as of this Form Version date), the undersigned, on his/her own behalf and on behalf of his/her heirs and assigns, acknowledges and agrees that he/she has no right to receive any share of equity income received by M.I.T. in consideration for the LICENSE.

Technology Licensed as of the EFFECTIVE DATE of the LICENSE:

M.I.T. Case No. 5546
“The Heparinase Gene From Flavobacterium Heparinum”, by Charles L. Cooney, Robert S. Langer, Jr., Kelley W. Moreman, And Ram Sasisekharan

M.I.T. Case No. 5981
“Purification, Composition And Characterization Of Heparinase Ii From Flavobacterium Heparinum”, by Charles L. Cooney, Robert S. Langer, Jr., Robert Lindhardt, Daniel Lohse, And Ram Sasisekharan

M.I.T. Case No. 6582
“A Method For The Mass Spectrometric Determination Of The Molecular Weight Of Highly Acidic (and Basic) Organic And Biological Molecules”, by Klaus Biemann and Peter Juhasz

M.I.T. Case No. 8066
“Heparinase II Selective For Heparan Sulfate Degradation”, by Dongfang Liu, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8227
“Synthesis Of Oligosaccharides In Solution And On The Solid Support”, by Obadiah J. Plante and Peter H. Seeberger

M.I.T. Case No. 8350
“A Versatile Linker For The Solid-phase Synthesis Of Oligosaccharides And Small Molecule Combinatorial Libraries”, by Rodrigo B. Andrade and Peter H. Seeberger

[**]

M.I.T. Case No. 8448
“Method For Identifying Or Characterizing Properties Of Polymeric Units”, by Nishla Keiser, Rahul Raman, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

9

M.I.T. Case No. 8606

“Novel Protecting Groups For The Synthesis Of Polysaccharides, Combinatorial Libraries, And Natural Products”, by Stephen L. Buchwald, Obadiah J. Plante and Peter H. Seeberger

M.I.T. Case No. 8635

“A Method For Inhibiting Tumor Growth By Targeting Glycosaminoglycans”, by Yosuf El-shabrawi, Kristen Holley, Dongfang Liu, Kevin Pojasek, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8747

“A Novel Heparin Monitoring And Delivery Technology”, by Dongfang Liu, Yeiwei Qi, Mallikarjun Sundaram, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

[**]

[**]

M.I.T. Case No. 9180
“Chemical Synthesis Of Defined Heparin Sequences In Solution And On Solid Support”, by Hernan Orgueria, Peter Schell and Peter H. Seeberger

Witness:	[ILLEGIBLE]	Signed:	/s/ Ram Sasisekharan
		Print Name:	Ram Sasisekharan
		Date:	Dec 13th 01

10

EXHIBIT B3

INVENTOR/AUTHOR ACKNOWLEDGMENT
OF NO EQUITY DISTRIBUTION
Form Version 8/22/01

In partial reliance on the undersigned’s execution of this Acknowledgment, M.I.T. has entered into the license agreement to which this Acknowledgment is attached (the “LICENSE”) in which COMPANY received certain licenses to the technology listed below, on some or all of which the undersigned is a listed inventor or author. The undersigned, independently of the LICENSE, has received or will soon acquire equity in Mimeon, Inc. (“COMPANY”), and, in accordance with M.I.T.’s licensing policies contained in M.I.T.’s Guide to the Ownership, Distribution and Commercial Development of M.I.T. Technology, as that policy may be amended from time to time (specifically §4.2.5 as of this Form Version date), the undersigned, on his/her own behalf and on behalf of his/her heirs and assigns, acknowledges and agrees that he/she has no right to receive any share of equity income received by M.I.T. in consideration for the LICENSE.

Technology Licensed as of the EFFECTIVE DATE of the LICENSE:

M.I.T. Case No. 5546

“The Heparinase Gene From Flavobacterium Heparinum”, by Charles L. Cooney, Robert S. Langer, Jr., Kelley W. Moreman, And Ram Sasisekharan

M.I.T. Case No. 5981

“Purification, Composition And Characterization Of Heparinase Ii From Flavobacterium Heparinum”, by Charles L. Cooney, Robert S. Langer, Jr., Robert Lindhardt, Daniel Lohse, And Ram Sasisekharan

M.I.T. Case No. 6582

“A Method For The Mass Spectrometric Determination Of The Molecular Weight Of Highly Acidic (and Basic) Organic And Biological Molecules”, by Klaus Biemann and Peter Juhasz

M.I.T. Case No. 8066

“Heparinase II Selective For Heparan Sulfate Degradation”, by Dongfang Liu, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8227

“Synthesis Of Oligosaccharides In Solution And On The Solid Support”, by Obadiah J. Plante and Peter H. Seeberger

M.I.T. Case No. 8350

“A Versatile Linker For The Solid-phase Synthesis Of Oligosaccharides And Small Molecule Combinatorial Libraries”, by Rodrigo B. Andrade and Peter H. Seeberger

[**]

M.I.T. Case No. 8448

“Method For Identifying Or Characterizing Properties Of Polymeric Units”, by Nishla Keiser, Rahul Raman, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

11

M.I.T. Case No. 8606

“Novel Protecting Groups For The Synthesis Of Polysaccharides, Combinatorial Libraries, And Natural Products”, by Stephen L. Buchwald, Obadiah J. Plante and Peter H. Seeberger

M.I.T. Case No. 8635

“A Method For Inhibiting Tumor Growth By Targeting Glycosaminoglycans”, by Yosuf El-shabrawi, Kristen Holley, Dongfang Liu, Kevin Pojasek, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

M.I.T. Case No. 8747

“A Novel Heparin Monitoring And Delivery Technology”, by Dongfang Liu, Yeiwei Qi, Mallikarjun Sundaram, Ram Sasisekharan, Zachary Shriver and Ganesh Venkataraman

[**]

[**]

M.I.T. Case No. 9180

“Chemical Synthesis Of Defined Heparin Sequences In Solution And On Solid Support”, by Hernan Orgueira, Peter Schell and Peter H. Seeberger

Witness:	[ILLEGIBLE]	Signed:	/s/ Ganesh Venkataraman
		Print Name:	Ganesh Venkataraman
		Date:	12/13/01

12

EXHIBIT C

December 31, 2001

Mimeon, Inc.
1000 Winter Street, Suite 3350
Waltham, MA 02154

Re: Purchase of Common Stock

Gentlemen:

This investment letter is executed by the Massachusetts Institute of Technology, a Massachusetts corporation (“M.I.T.”), and delivered to Mimeon, Inc., a Delaware corporation (the “Company”), in connection with M.I.T.’s acquisition of shares (the “Shares”) of the common stock, $.0001 par value per share, of the Company.

M.I.T. understands that the Shares have not been registered under the federal Securities Act of 1933, as amended (the “Act”), or registered or qualified under the securities or “Blue Sky” laws of any jurisdiction, and are being sold pursuant to exemptions contained in the Act and exemptions contained in other applicable securities or “Blue Sky” laws. M.I.T. understands further that the Company’s reliance on these exemptions is based in part on the representations made in this letter. In this connection, M.I.T. represents and warrants that the offer and sale of the Shares were made solely in the Commonwealth of Massachusetts.

M.I.T. is acquiring the Shares for M.I.T.’s own account for investment, and not for, with a view to, or in connection with the resale or distribution thereof. M.I.T. has no present intention to sell, hypothecate, distribute or otherwise transfer any of the Shares or any interest therein. The nature and amount of M.I.T.’s investment in the Shares are consistent with M.I.T.’s investment objectives, abilities, and resources. M.I.T. understands that the Shares are illiquid assets, which will not become freely transferable by reason of any “change of circumstances” whatsoever. M.I.T. has adequate means of providing for its current needs and possible contingencies and has no need for liquidity in its investment.

M.I.T. understands that the Shares will constitute “restricted securities” within the meaning of Rule 144 promulgated under the Act and that, as such, the Shares must be held indefinitely unless it is subsequently registered under the Act or unless an exemption from the registration requirements thereof is available. M.I.T. has been advised that Rule 144, which permits the resale, subject to various terms and conditions, of small amounts of such “restricted securities” after they have been held for one year, does not now apply to the Company, because the Company is not now required to file, and does not file, current reports under the Securities Exchange Act of 1934, and because information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports is not now publicly available. The Company may become a reporting entity at some future date, but no assurance can be given that it will do so.

In connection with M.I.T.’s purchase of the Shares, M.I.T. accepts the condition that the Company will maintain “stop transfer” orders with respect to the Shares and that each certificate or other document evidencing the Shares will bear conspicuous legends in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel reasonably satisfactory to the Corporation that such registration is not required.

The securities represented by this certificate have been acquired for investment and have not been registered or qualified under the securities or “Blue Sky” laws of any jurisdiction. They may not be offered or sold without an opinion of counsel to the Corporation to the effect that the proposed transaction will be exempt from registration, qualification and filings in all applicable jurisdictions.

The Corporation is authorized to issue more than one class of stock. The powers, designations, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions of such preferences and/or rights of each class of stock or series of any class are set forth in the Certificate of Incorporation of the Corporation. The Corporation will furnish a copy of the Certificate of Incorporation of the Corporation to the holder hereof without charge upon written request.

The sale or other disposition of any of the securities represented by this certificate is restricted by a Right of First Refusal and Co-Sale Agreement, as amended from time to time, by and among the registered owner of this certificate, the Corporation and certain other stockholders of the Corporation. The Corporation will furnish a copy of this agreement to the holder hereof without charge upon written request.

The securities represented by this certificate are subject to one or more Voting Agreements, each as amended from time to time, by and among the registered owner of this certificate, the Corporation and certain other stockholders of the Corporation. The Corporation will furnish a copy of the Voting Agreement(s) to the holder hereof without charge upon written request.

2

M.I.T. acknowledges that the Company has granted M.I.T. and its attorney or accountant access to all information about the Company which they have requested and has offered them access to all further information which they deemed relevant to an investment decision with respect to the Shares. M.I.T. and its attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Sincerely,

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

By:	/s/ Lita Nelsen
Name:	Lita L Nelsen
Title:	Director, Technology Licensing Office

3

February      , 2002

Mimeon, Inc.
1000 Winter Street, Suite 3350
Waltham, MA 02154

Re: Purchase of Common Stock

Gentlemen:

This investment letter is executed and delivered to Mimeon, Inc., a Delaware corporation (the “Company”), in connection with my acquisition of shares (the “Shares”) of the common stock, $.0001 par value per share, of the Company.

I understand that the Shares have not been registered under the federal Securities Act of 1933, as amended (the “Act”), or registered or qualified under the securities or “Blue Sky” laws of any jurisdiction, and are being sold pursuant to exemptions contained in the Act and exemptions contained in other applicable securities or “Blue Sky” laws. I understand further that the Company’s reliance on these exemptions is based in part on the representations made in this letter. In this connection, I represent and warrant that the offer and sale of the Shares were made solely in the state shown in the address set forth below.

I am acquiring the Shares for my own account for investment, and not for, with a view to, or in connection with the resale or distribution thereof. I have no present intention to sell, hypothecate, distribute or otherwise transfer any of the Shares or any interest therein. The nature and amount of my investment in the Shares are consistent with my investment objectives, abilities, and resources. I understand that the Shares are illiquid assets, which will not become freely transferable by reason of any “change of circumstances” whatsoever. I have adequate means of providing for my current needs and possible contingencies and have no need for liquidity in my investment.

I understand that the Shares will constitute “restricted securities” within the meaning of Rule 144 promulgated under the Act and that, as such, the Shares must be held indefinitely unless it is subsequently registered under the Act or unless an exemption from the registration requirements thereof is available. I have been advised that Rule 144, which permits the resale, subject to various terms and conditions, of small amounts of such “restricted securities” after they have been held for one year, does not now apply to the Company, because the Company is not now required to file, and does not file, current reports under the Securities Exchange Act of 1934, and because information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports is not now publicly available. The Company may become a reporting entity at some future date, but no assurance can be given that it will do so.

In connection with my purchase of the Shares, I accept the condition that the Company will maintain “stop transfer” orders with respect to the Shares and that each certificate or other document evidencing the Shares will bear conspicuous legends in substantially the following form:

The securities represented by this certificate have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel reasonably satisfactory to the Corporation that such registration is not required.

The securities represented by this certificate have been acquired for investment and have not been registered or qualified under the securities or “Blue Sky” laws of any jurisdiction. They may not be offered or sold without an opinion of counsel to the Corporation to the effect that the proposed transaction will be exempt from registration, qualification and filings in all applicable jurisdictions.

The Corporation is authorized to issue more than one class of stock. The powers, designations, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions of such preferences and/or rights of each class of stock or series of any class are set forth in the Certificate of Incorporation of the Corporation. The Corporation will furnish a copy of the Certificate of Incorporation of the Corporation to the holder hereof without charge upon written request.

The sale or other disposition of any of the securities represented by this certificate is restricted by a Right of First Refusal and Co-Sale Agreement, as amended from time to time, by and among the registered owner of this certificate, the Corporation and certain other stockholders of the Corporation. The Corporation will furnish a copy of this agreement to the holder hereof without charge upon written request.

2

The securities represented by this certificate are subject to one or more Voting Agreements, each as amended from time to time, by and among the registered owner of this certificate, the Corporation and certain other stockholders of the Corporation. The Corporation will furnish a copy of the Voting Agreement(s) to the holder hereof without charge upon written request.

Very truly yours,

/s/ Klaus Biemann, Trustee
Signature

Klaus Biemann, Trustee of
the Klaus Biemann Revocable
Trust, u/a/d 18/12/1989

Name (Printed)

P. O. Box 345
Street Address

Alton Bay	NH	03810
City	State	Zip Code

###-##-####
Social Security Number

dated February 27, 2002

3

February        , 2002

Mimeon, Inc.
1000 Winter Street, Suite 3350
Waltham, MA 02154

Re: Purchase of Common Stock

Gentlemen:

This investment letter is executed and delivered to Mimeon, Inc., a Delaware corporation (the “Company”), in connection with my acquisition of shares (the “Shares”) of the common stock, $.0001 par value per share, of the Company.

I understand that the Shares have not been registered under the federal Securities Act of 1933, as amended (the “Act”), or registered or qualified under the securities or “Blue Sky” laws of any jurisdiction, and are being sold pursuant to exemptions contained in the Act and exemptions contained in other applicable securities or “Blue Sky” laws. I understand further that the Company’s reliance on these exemptions is based in part on the representations made in this letter. In this connection, I represent and warrant that the offer and sale of the Shares were made solely in the state shown in the address set forth below.

I am acquiring the Shares for my own account for investment, and not for, with a view to, or in connection with the resale or distribution thereof. I have no present intention to sell, hypothecate, distribute or otherwise transfer any of the Shares or any interest therein. The nature and amount of my investment in the Shares are consistent with my investment objectives, abilities, and resources. I understand that the Shares are illiquid assets, which will not become freely transferable by reason of any “change of circumstances” whatsoever. I have adequate means of providing for my current needs and possible contingencies and have no need for liquidity in my investment.

I understand that the Shares will constitute “restricted securities” within the meaning of Rule 144 promulgated under the Act and that, as such, the Shares must be held indefinitely unless it is subsequently registered under the Act or unless an exemption from the registration requirements thereof is available. I have been advised that Rule 144, which permits the resale, subject to various terms and conditions, of small amounts of such “restricted securities” after they have been held for one year, does not now apply to the Company, because the Company is not now required to file, and does not file, current reports under the Securities Exchange Act of 1934, and because information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports is not now publicly available. The Company may become a reporting entity at some future date, but no assurance can be given that it will do so.

In connection with my purchase of the Shares, I accept the condition that the Company will maintain “stop transfer” orders with respect to the Shares and that each certificate or other document evidencing the Shares will bear conspicuous legends in substantially the following form:

The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. Such securities may not be sold, transferred, pledged or hypothecated unless the registration provisions of said Act have been complied with or unless the Corporation has received an opinion of counsel reasonably satisfactory to the Corporation that such registration is not required.

The securities represented by this certificate have been acquired for investment and have not been registered or qualified under the securities or “Blue Sky” laws of any jurisdiction. Such securities may not be sold, transferred, pledged or hypothecated unless the registration, qualification and filing requirements of all applicable jurisdictions have been satisfied or the Corporation has received an opinion of counsel reasonably satisfactory to the Corporation that the proposed transaction will be exempt from registration, qualification and filings in all such jurisdictions.

The Corporation is authorized to issue more than one class of stock. The powers, designations, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions of such preferences and/or rights of each class of stock or series of any class are set forth in the Certificate of Incorporation of the Corporation. The Corporation will furnish a copy of the Certificate of Incorporation of the Corporation to the holder hereof without charge upon written request.

The sale or other disposition of any of the securities represented by this certificate is restricted by a Right of First Refusal and Co-Sale Agreement, as amended from time to time, by and among the registered owner of this certificate, the Corporation and certain other stockholders of the Corporation. The Corporation will furnish a copy of this agreement to the holder hereof without charge upon written request.

The securities represented by this certificate are subject to one or more Voting Agreements, each as amended from time to time, by and among the registered owner of this certificate, the Corporation and certain other stockholders of the Corporation. The Corporation will furnish a copy of the Voting Agreement(s) to the holder hereof without charge upon written request.

2

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Rodrigo. B. Andrade
Signature

Rodrigo. B. Andrade
Name (Printed)

16 Broadway # 8
Street Address

Somerville,	MA.	02145
City	State	Zip Code

###-##-####
Social Security Number

3

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Stephen L. Buchwald
Signature

Stephen L. Buchwald
Name (Printed)

25 Lancaster Rd
Street Address

Newton	MA	02458
City	State	Zip Code

###-##-####
Social Security Number

4

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Charles L. Cooney
Signature

Charles L. Cooney
Name (Printed)

35 Chestnut Place
Street Address

Brookline,	MA	02445
City	State	Zip Code

Social Security Number

5

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Yosuf El-Shabrawi
Signature

Yosuf El-Shabrawi
Name (Printed)

Mittergrabenweg 74
Street Address

Graz	Austria	8010
City	State	Zip Code

Social Security Number

6

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Kristine Holley
Signature

Kristine Holley
Name (Printed)

21 Temple St. Unit #8
Street Address

Boston	MA	02114
City	State	Zip Code

120.52.5366
Social Security Number

7

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Peter Juhasz
Signature

Peter Juhasz
Name (Printed)

13 Pinewood Ave
Street Address

Natick	MA	01760
City	State	Zip Code

###-##-####
Social Security Number

8

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Nishla Keiser
Signature

Nishla Keiser
Name (Printed)

290 Mass Ave
Street Address

Cambridge	MA	02139
City	State	Zip Code

020641255
Social Security Number

9

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Robert J. Linhardt
Signature

Robert J. Linhardt
Name (Printed)

1422 Plum St
Street Address

Iowa City,	IA	52240
City	State	Zip Code

135385839
Social Security Number

10

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Dongfang Liu
Signature

Dongfang Liu
Name (Printed)

16 Merriam Road
Street Address

Framingham,	MA,	01701
City	State	Zip Code

###-##-####
Social Security Number

11

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Daniel L. Lohse
Signature

Daniel L. Lohse
Name (Printed)

6301 Almeda Road, #111
Street Address

Houston	TX	77021
City	State	Zip Code

###-##-####
Social Security Number

12

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Kelley Moremen
Signature

Kelley Moremen
Name (Printed)

745 Kings Rd
Street Address

Athens	GA	30606
City	State	Zip Code

###-##-####
Social Security Number

13

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Hernán Antonio Orgueira
Signature

Hernán Antonio Orgueira
Name (Printed)

60 Ellery St Ap # 9
Street Address

Cambridge	MA	02138
City	State	Zip Code

###-##-####
Social Security Number

14

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Obadiah J. Plante
Signature

Obadiah Plante
Name (Printed)

352 Cabot St
Street Address

Beverly	MA	01915
City	State	Zip Code

###-##-####
Social Security Number

15

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Kevin Pojasek
Signature

Kevin Pojasek
Name (Printed)

26 Inman St #3C
Street Address

Cambridge,	MA	02139
City	State	Zip Code

###-##-####
Social Security Number

16

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

[ILLEGIBLE]
Signature

Name (Printed)

Street Address

City	State	Zip Code

Social Security Number

17

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Rahul Raman
Signature

Rahul Raman
Name (Printed)

101 Western Avenue #43
Street Address

Cambridge	MA	02139
City	State	Zip Code

###-##-####
Social Security Number

18

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Peter Schell
Signature

Peter Schell
Name (Printed)

750 Tremont St. #8
Street Address

Boston	MA	02118
City	State	Zip Code

###-##-####
Social Security Number

19

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Peter H. Seeberger
Signature

Peter H. Seeberger
Name (Printed)

100 Memorial Drive #2-19A
Street Address

Cambridge	MA	02142
City	State	Zip Code

###-##-####
Social Security Number

20

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Zachary Shriver
Signature

Zachary Shriver
Name (Printed)

26 Inman St. Apt. 3C
Street Address

Cambridge	MA	02139
City	State	Zip Code

###-##-####
Social Security Number

21

I acknowledge that the Company has granted me and my attorney or accountant access to all information about the Company which we have requested and has offered each of us access to all further information which we deemed relevant to an investment decision with respect to the Shares. I and my attorney or accountant have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning such information and the Company’s financial condition and prospects.

Very truly yours,

/s/ Mallikarjun Sundaram
Signature

Mallikarjun Sundaram
Name (Printed)

16-560, MIT, 77, Massachusetts Ave.
Street Address

Cambridge	MA	02139
City	State	Zip Code

###-##-####
Social Security Number

22

EXHIBIT D

FIRST AMENDMENT TO
RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT

This First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001 (this “Amendment”), is made by and among (i) Mimeon, Inc., a Delaware corporation (the “Company”); (ii) Massachusetts Institute of Technology, a Massachusetts not-for-profit corporation (“MIT”); (iii) the persons and entities listed on Schedule I (collectively, the “MIT Holders”); (iv) the persons and entities listed on Schedule 2 (collectively, the “Purchasers”); and (v) the persons listed on Schedule 3 (collectively, the “Original Founders”).

WHEREAS, on August 16, 2001, the Company, the Purchasers and the Founders entered into a Right of First Refusal and Co-Sale Agreement (the “Original Agreement”) which, among other things, restricts the rights of the Founders to transfer their shares of Company stock under certain circumstances;

WHEREAS, simultaneously with execution of this Amendment, the Company and MIT are entering into an Exclusive Patent License Agreement (the “MIT License Agreement”), pursuant to which MIT is granting certain intellectual property rights to the Company and the Company is issuing shares of Company stock to MIT and the MIT Holders; and

WHEREAS, the Company desires that the shares of Company stock held by MIT and the MIT holders be subject to certain transfer restrictions and it is a condition precedent to the Company’s obligations under the MIT License Agreement that MIT and the MIT Holders enter into this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration, the parties hereto hereby agree as follows:

1.         Definitions. The Original Agreement is hereby amended to provide that the term “Founder” shall mean any Original Founder, MIT Holder or MIT, individually, and the term “Founders” shall mean the Original Founders, the MIT Holders and MlT, collectively.

2.         Lock-Up. Section 2 of the Original Agreement is hereby amended by adding the following subsection immediately after subsection 2.3:

2.4       Lock-Up. Each Founder agrees that for a period of up to 180 days from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities), he will not sell, make any short sale or loan of, grant any option for the purchase of, or otherwise dispose of any Shares held by him without the prior written consent of the Company or such underwriters, as the case may be.

2.         MIT and MIT Holders Bound. MIT and the MIT Holders hereby agree to be bound by all of the terms and provisions of the Original Agreement (as amended hereby and as it may be amended hereafter in accordance with its terms).

3.         Ratification. The Original Agreement, as amended hereby, is hereby ratified and confirmed in all respects and shall continue in full force and effect. The Original Agreement shall, together with this Amendment, be read and construed as a single agreement.

4.         Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

5.         Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

2

IN WITNESS WHEREOF, the parties have executed this First Amendment to Right of First Refusal and Co-Sale Agreement as an instrument under seal as of the date first written above.

MIMEON, INC.

By:	/s/ Ganesh Venkataraman
Ganesh Venkataraman
President

POLARIS VENTURE PARTNERS III, L.P.

By:	POLARIS VENTURE MANAGEMENT
CO. III, L.L.C, its General Partner

	By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’
FUND III, L.P.

By:	POLARIS VENTURE MANAGEMENT
CO. III, L.L.C., its General Partner

	By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS
ENTREPRENEURS’ FUND III, L.P.

By:	POLARIS VENTURE MANAGEMENT
CO. III, L.L.C., its General Partner

	By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

/s/ Robert M. Metcalfe
Robert M. Metcalfe

3

MASSACHUSETTS INSTITUTE OF
TECHNOLOGY

	By:	/s/ Lita L. Nelsen
	Name:	Lita L. Nelsen
	Title:	Director, Technology Licensing Center

FOUNDERS:

/s/ Ram Sasisekharan	/s/ Robert S. Langer, Jr.
Ram Sasisekharan	Robert S. Langer, Jr.

/s/ Ganesh Venkataraman
Ganesh Venkataraman

4

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 13th day of Feb. 2002.

Rodrigo B. Andrade
(print name)

/s/ R.B.A.
(signature)

Address:	16 Broadway #8

Somerville, MA

02145

5

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 27th day of February, 2002.

Klaus Biemann, Trustee
(print name)

/s/ Klaus Biemann, Trustee
Klaus Biemann, Trustee	(signature)
of the Klaus Biemann
Revocable Trust, u/e/d 18/12/1989	Address:	P. O. Box 345

Alton Bay, NH

03810

6

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 24th day of January, 2002.

Stephen L. Buchwald
(print name)

/s/ Stephen L. Buchwald
(signature)

Address:	25 Lancaster Rd

Newton, MA 02458

7

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this        day of                      , 2002.

Charles L. Cooney
(print name)

/s/ Charles L. Cooney
(signature)

Address:	35 Chestnut Place

Brookline, MA 02445

8

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 4th day of Feb., 2002.

Yosuf El-Shabrawi
(print name)

/s/ Yosuf El-Shabrawi
(signature)

Address:	Mittergrabenweg 74

8010 GRAZ

Austria

9

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 22 day of January, 2002.

Kristine Holley
(print name)

/s/ Kristine Holley
(signature)

Address:	21 Temple St. Unit #8

Boston, MA 02114

10

MIMEON, INC.

First Amendment to
Right or First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 27 day of Jan., 2002.

Peter Juhasz
(print name)

/s/ Peter Juhasz
(signature)

Address:	13 Pinewood Ave

Natick, MA 01760

11

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 29 day of Jan., 2002.

Nishla Keiser
(print name)

/s/ Nishla Keiser
(signature)

Address:	290 Mass Ave

Cambridge, Ma 02139

12

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 22 day of January, 2002.

Robert J. Linhardt
(print name)

By:	/s/ Robert J. Linhardt

Title:	Professor University of IA

Address:	1422 Plum St

Iowa City, IA

52240

13

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 22 day of January, 2002.

Dongfang Liu
(print name)

/s/ Dongfang Liu
(signature)

Address:	16 Merriam Road

Framingham, MA 01701

14

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 24th day of January, 2002.

Daniel L. Lohse
(print name)

/s/ Daniel L. Lohse
(signature)

Address:	6301 Almeda Road, #111

Houston, TX 77021

15

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 29 day of January, 2002.

Kelley Moremen
(print name)

/s/ Kelley Moremen
(signature)

Address:	745 Kings Rd

Athens, GA 30606

16

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 25 day of January, 2002.

Hernán Antonio Orgueira
(print name)

/s/ Hernán Antonio Orgueira
(signature)

Address:	60 Ellery St. Ap #3

Cambridge, MA, 02138

17

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 31 day of January, 2002.

Obadiah Plante
(print name)

/s/ Obadiah Plante
(signature)

Address:	352 Cabot St.

Beverly MA 01915

18

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 23 day of Jan, 2002.

Kevin Pojasek
(print name)

/s/ Kevin Pojasek
(signature)

Address:	26 Inman #3C

Cambridge, MA 62139

19

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this             day of              , 2002.

Yiwei Qi
(print name)

/s/ Yiwei Qi
(signature)

Address:	26 Suffolk St. Apt 1

Cambridge, MA

02139

20

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this Wednesday of Jan 30, 2002.

Rahul Raman
(print name)

/s/ Rahul Raman
(signature)

Address:	101 Western Avenue, #43

Cambridge, MA 02139

21

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 1st day of February, 2002.

Peter Schell
(print name)

/s/ Peter Schell
(signature)

Address:	750 Tremont St. #8

Boston, MA 02118

22

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 16th day of February, 2002.

Peter H. Seeberger
(print name)

/s/ Peter H. Seeberger
(signature)

Address:	100 Memorial Drive #2-19A

Cambridge, MA 02142

23

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 11 day of Feb, 2002.

Zachary Shriver
(print name)

/s/ Zachary Shriver
(signature)

Address:	26 Inman St Apt. 3C

Cambridge, MA 02139

24

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 10 day of FEB, 2002.

Mallikarjun Sundaram
(print name)

/s/ Mallikarjun Sundaram
(signature)

Address:	16-560, MIT,

77, Massachusetts Avenue,

Cambridge, MA-02139

25

Schedule 1

Names of MIT Holders

Rodrigo B. Andrade
Klaus Biemann
Stephen L. Buchwald
Charles L. Cooney
Yosuf El-Shabrawi
Kristine Holley
Peter Juhasz
Nishla Keiser
Robert Lindhardt
Dongfang Liu
Daniel Lohse
Kelley W. Moreman
Obadiah J. Plante
Kevin Pojasek
Yeiwei Qi
Rahul Raman
Peter Schell
Peter H. Seeberger
Zachary Shriver
Millikarjun Sundaram

26

Schedule 2

Names and Addresses of Purchasers

Polaris Venture Partners III, L.P.
1000 Winter Street
Suite 3350
Waltham, MA 02154
Attn: Christoph H. Westphal
Fax: (781) 290-0880

Polaris Venture Partners Founders’ Fund III, L.P.
1000 Winter Street
Suite 3350
Waltham, MA 02154
Attn: Christoph H. Westphal
Fax: (781) 290-0880

Polaris Venture Partners Entrepreneurs’ Fund III, L.P.
1000 Winter Street
Suite 3350
Waltham, MA 02154
Attn: Christoph H. Westphal
Fax: (781) 290-0880

Robert M. Metcalfe
1000 Winter Street
Suite 3350
Waltham, MA 02154
Fax: (781) 290-0880

27

Schedule 3

Names of Founders

Ram Sasisekharan
Robert S. Langer, Jr.
Ganesh Venkataraman

28

EXHIBIT E

VOTING AGREEMENT
(Parachute Payments)

This Voting Agreement dated as of December 31, 2001 (this “Agreement”) is made by and among (i) Mimeon, Inc., a Delaware corporation (the “Company”), (ii) the persons and entities listed on Schedule 1 (collectively, the “Founders”), and (iii) the persons and entities listed on Schedule 2 (collectively, the “Investors”).

WHEREAS, the Founders and the Investors (collectively, the “Stockholders”) separately own shares of capital stock of the Company;

WHEREAS, each Founder has purchased shares of the Company’s Common Stock, $0.0001 par value per share (“Common Stock”), pursuant to a Restricted Stock Purchase Agreement between the Company and such Founder (each, a “Restricted Stock Purchase Agreement”), which provides, among other things, that (i) the Company may repurchase the shares sold to such Founder if certain vesting conditions have not been satisfied and (ii) that the Company’s right to repurchase unvested shares shall terminate upon a change of control of the Company;

WHEREAS, Section 280G (“Section 280G”) of the Internal Revenue Code of 1986, as amended, provides that certain payments of compensation to certain individuals that are contingent on a change of control by the payor corporation and exceed certain threshold amounts may be characterized as “excess parachute payments” subject to tax treatment adverse to the payor corporation and the individual receiving the payment;

WHEREAS, Section 280G further provides that such adverse tax treatment shall not apply to “excess parachute payments” that have been approved by a vote of holders of more than 75% of the voting power of all outstanding stock of the payor corporation (excluding stock held by the individuals receiving such payments) prior to the change of control (and provided that certain other conditions are satisfied); and

WHEREAS, the Founders are concerned that the accelerated vesting under their respective Restricted Stock Purchase Agreements may result in “excess parachute payments” to them, and desire that the Stockholders enter into this Agreement to provide some assurance that neither the Company nor the Founders will suffer avoidable adverse tax consequences as a result of any such payments;

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration, the parties hereby agree as follows:

1.         Voting of Shares.

1.1       In any and all meetings or written consents in lieu of a meeting, each Stockholder shall vote or cause to be voted all Shares (as defined in Section 1.2) owned by such Stockholder, or over which such Stockholder has voting control, and otherwise use such Stockholder’s respective best efforts, so as to approve any payment which may result from, in whole or in part, the acceleration of the vesting of any unvested shares of Common Stock held by the Founders pursuant to the terms of the Founders’ respective Restricted Stock Purchase Agreements.

1.2       “Shares” shall mean and include any and all shares of Common Stock, Series A Preferred Stock, Series A Prime Preferred Stock and/or shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default) and shall include any such shares now owned or subsequently acquired by a Stockholder, however acquired, including without limitation stock splits, stock dividends, and shares acquired upon the exercise of options.

2.         Termination. This Agreement shall terminate in its entirety on the earliest to occur of (i) the closing of the Company’s initial public offering pursuant to an effective registration statement at a price to the public of at least $5.00 per share (adjusted for stock splits, stock dividends and similar events) resulting in proceeds to the Company (net of the underwriting discounts and commissions) of at least $10,000,000, and (ii) the closing of the Company’s sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger, consolidation or stock purchase.

3.         No Revocation. The voting agreements contained herein are coupled with an interest and may not be revoked, except by an amendment, modification or termination effected in accordance with Section 7.5 hereof. Nothing in this Section 3 shall be construed as limiting the provisions of Section 2 or 7.5 hereof.

4.         Restrictive Legend. All certificates representing Shares owned or hereafter acquired by the Stockholders or any transferee of the Stockholders bound by this Agreement shall have affixed thereto a legend substantially in the following form:

The securities represented by this certificate are subject to one or more Voting Agreements, each as amended from time to time, by and among the registered owner of this certificate, the Company and certain other stockholders of the Company. The Company will furnish a copy of the Voting Agreement(s) to the holder hereof without charge upon written request.

5.         Transfers of Rights.

5.1       Any transferee to whom Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder and no Stockholder shall transfer any Shares unless the transferee agrees in writing to be bound by this Agreement.

5.2       Notwithstanding anything to the contrary herein, any Investor which is a partnership or limited liability company may transfer rights granted to such Investor hereunder to any partner or member thereof, or to any entity that controls, or is controlled by, or is under common control with, such Investor (an “Affiliated Entity”) to whom Shares are transferred and who delivers to the Company a written instrument in accordance with Section 5.1. In the event of such transfer, such Affiliated Entity shall be deemed an Investor for purposes of this Section 5 and may again transfer such rights to any other person or entity which acquires Shares from such partner or member in accordance with, and subject to, the provisions of this Section 5.

6.         General.

6.1       Complete Agreement; Amendments. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter. No amendment, modification or termination of, or waiver under, any provision of this Agreement shall be valid unless in writing and signed by (i) the Founders and (ii) Investors holding a majority of the voting power of the Shares then held by all of the Investors, and any such amendment, modification, termination or waiver shaft be binding on all parties hereto.

6.2       Accession. Any person or entity that becomes a holder of Shares after the date of this Agreement may become a party to this Agreement by executing and delivering to the Corporation a counterpart signature page to this Agreement in the form of Exhibit A hereto, whereupon such person or entity shall automatically become a party to this Agreement and shall thereupon be deemed an “Investor” and a “Stockholder” for all purposes of this Agreement. The Company may cause any person or entity that purchases Shares from the Company after the date of this Agreement to become a party to this Agreement.

6.3       Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (i) two business days after being send by registered or certified mail, return receipt requested, postage prepaid or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, in each case to the intended recipient as set forth below:

(i)        If to the Company:

Mimeon, Inc.
1000 Winter Street, Suite 3350
Waltham, MA 02154
Fax: (781) 290-0880

with a copy to:

Jeffrey L. Quillen, Esquire
Foley, Hoag & Eliot LLP
One Post Office Square
Boston, MA 02109
Fax: (617) 832-7000

(ii)                     If to a Founder, at its address set forth in Schedule 1 hereto, or at such other address as may have been furnished to the other parties hereto in writing by such Founder; and

(iii)                  If to an Investor, at its address set forth in Schedule 2 hereto, or at such other address as may have been furnished to the other parties hereto in writing by such Investor.

Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.

6.4       Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

6.5       Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Stockholder shall be entitled to specific performance of the agreements and obligations of any other Stockholder hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

6.6       Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

6.7       Construction. A reference to a Section or Schedule shall mean a Section in or Schedule to this Agreement unless otherwise expressly stated. The titles and headings herein are for reference purposes only and shall not in any manner limit the construction of this Agreement which shall be considered as a whole. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice-versa.

6.8       Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which, together shall constitute one and the same document.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this parties hereto have executed this Voting Agreement as an instrument under seal as of the date first above written.

MIMEON, INC.

By:	/s/ Ganesh Venkataraman
Ganesh Venkataraman
President

POLARIS VENTURE PARTNERS III, L.P.

By:	POLARIS VENTURE MANAGEMENT
CO. III, L.L.C, its General Partner

	By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’
FUND III, L.P.

By:	POLARIS VENTURE MANAGEMENT
CO. III, L.L.C., its General Partner

	By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS
ENTREPRENEURS’ FUND III, L.P.

By:	POLARIS VENTURE MANAGEMENT
CO. III, L.L.C., its General Partner

	By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

/s/ Robert M. Metcalfe
Robert M. Metcalfe

MASSACHUSETTS INSTITUTE OF
TECHNOLOGY

	By:	/s/ Lita L. Nelsen
	Name:	Lita L. Nelsen Director
	Title:	Technology Licensing Office

FOUNDERS:

/s/ Ram Sasisekharan	/s/ Robert S. Langer, Jr.
Ram Sasisekharan	Robert S. Langer, Jr.

/s/ Ganesh Venkataraman
Ganesh Venkataraman

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 13th day of Feb., 2002.

Rodrigo B. Andrade
(print name)

By:	/s/ Rodrigo B. Andrade

Title:

Address:

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 27th day of February, 2002.

Klaus Biemann, Trustee
(print name)

By:	/s/ Klaus Biemann, Trustee

Klaus Biemann, Trustee of the Klaus Biemann Revocable Trust, u/a/d 18/12/1989

Address:	P.O. Box 345

Alton Bay, NH

03810

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 24th day of January, 2002.

Stephen L. Buchwald
(print name)

By:	/s/ Stephen L. Buchwald

Title:

Address:	25 Lancaster RD.

Newton, MA 02458

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this        day of            , 2002.

Charles L. Cooney
(print name)

By:	/s/ Charles L. Cooney

Title:

Address:	35 Chestnut Place

Brookline, MA 02445

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 4th day of February, 2002.

Yosuf El-Shabrawi
(print name)

By:	/s/ Yosuf El-Shabrawi

Title:	MD

Address:	Mittergrabenweg 74

8010 Graz

Austria

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 22 day of January, 2002.

Kristine Holley
(print name)

By:	/s/ Kristine Holley

Title:	Lab Manager

Address:	21 Temple St. Unit #8

Boston, MA 02114

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 27 day of January, 2002.

Peter Juhasz
(print name)

By:	/s/ Peter Juhasz

Title:

Address:	13 Pinewood Ave

Natick, MA 01760

MIMEON, INC,

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 29 day of Jan, 2002.

Nishla Keiser
(print name)

By:	/s/ Nishla Keiser

Title:

Address:	290 Mass Ave

Cambridge, Ma 02139

MIMEON, INC.

First Amendment to
Right of First Refusal and Co-Sale Agreement

MIT Holder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “MIT Holder” and a “Founder” as defined in the First Amendment to Right of First Refusal and Co-Sale Agreement dated as of December 31, 2001, by and among Mimeon, Inc., the Massachusetts Institute of Technology and the other parties named therein (the “Amendment”), (ii) that it is a party to the Amendment for all purposes and (iii) that it is bound by all terms and conditions of the Amendment.

EXECUTED this 22 day of January, 2002.

Robert J. Linhardt
(print name)

/s/ Robert J. Linhardt
(signature)

Address:	1422 Plum St

Iowa City, IA

52240

MIMEON, INC,

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 22 day of January, 2002.

Dongfang Liu
(print name)

By:	/s/ Dongfang Liu

Title:	Scientist

Address:	16 Merriam Road

Framingham, MA 01701

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 24th day of January, 2002.

Daniel L. Lohse
(print name)

By:	/s/ Daniel L. Lohse

Title:

Address:	6301 Almeda Road, #111

Houston, TX 77021

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 29 day of January, 2002.

Kelley Moremen
(print name)

By:	/s/ Kelley Moremen

Title:	Assoc. Prof.

Address:	745 Kings Rd

Athens, GA 30606

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 25 day of January, 2002.

Hernan Antonio Orgueira
(print name)

By:	/s/ Hernan Antonio Orgueira

Title:

Address:	60 Ellery St Apt # 9

Cambridge, MA, 02138

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 31 day of January, 2002.

Obadiah Plante
(print name)

By:	/s/Obadiah Plante

Title:	Consultant

Address:	352 Cabot St.

Beverly, MA 01915

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 23 day of Jan., 2002.

Kevin Pojasek
(print name)

By:	/s/ Kevin Pojasek

Title:

Address:	26 Inman St. #3C

Cambridge, MA

02139

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this           day of                  , 2002.

Yiwei Oi
(print name)

By:	/s/ Yiwei Oi

Title:

Address:

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this Wednesday of JAN 30, 2002.

Rahul Raman
(print name)

By:	Rahul Raman

Title:

Address:	101 Western Avenue, #43

Cambridge, MA 02139

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 1st day of February, 2002.

Peter Schell
(print name)

By:	/s/ Peter Schell

Title:

Address:	750 Tremont St. #8

Boston, MA 02118

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 16th day of February, 2002.

Peter H. Seeberger
(print name)

By:	/s/ Peter H. Seeberger

Title:	Firmenich Assistant Professor

Address:	100 Memorial Drive #2-19A

Cambridge, MA 02142

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 11 day of Feb, 2002.

Zachary Shriver
(print name)

By:	/s/ Zachary Shriver

Title:

Address:	26 Inman St. Apt. 3C

Cambridge, MA 02139

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Stockholder Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is a “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001, by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this 10 day of FEB, 2002.

Mallikarjun Sundaram
(print name)

By:	/s/ Mallikarjun Sundaram

Title:	Post-doctoral fellow

Address:	16-560, MIT,

77 Massachusetts Avenue

Cambridge, MA 02139

Schedule 1

Names and Addresses of Founders

Ram Sasisekharan
Massachusetts Institute of Technology
Room 16-561
77 Massachusetts Avenue
Cambridge, MA 02139

Robert S. Langer, Jr.
Massachusetts Institute of Technology
Building E-25, Room 342
77 Massachusetts Avenue
Cambridge, MA 02139

Ganesh Venkataraman
c/o Mimeon, Inc.
1000 Winter Street
Suite 3350
Waltham, MA 02154

Schedule 2

Names and Addresses of Investors

Polaris Venture Partners III, L.P.
1000 Winter Street
Suite 3350
Waltham, MA 02154
Attn: Christoph H. Westphal
Fax:  (781) 290-0880

Polaris Venture Partners Founders’ Fund III, L.P.
1000 Winter Street
Suite 3350
Waltham, MA 02154
Attn: Christoph H. Westphal
Fax:  (781) 290-0880

Polaris Venture Partners Entrepreneurs’ Fund III, L.P.
1000 Winter Street
Suite 3350
Waltham, MA 02154
Attn: Christoph H. Westphal
Fax:  (781) 290-0880

Robert M. Metcalfe
1000 Winter Street
Suite 3350
Waltham, MA 02154
Fax:  (781) 290-0880

Massachusetts Institute of Technology
Technology Licensing Office
5 Cambridge Center, Kendall Square
NE-25-230
Cambridge, MA 02142
Attention: Lori Pressman

MIT HOLDERS [PLEASE ADVISE]
(each at the address indicated on their respective Stockholder Signature Page)

Exhibit A to Voting Agreement

MIMEON, INC.

Voting Agreement
(Parachute Payments)

Additional Investor Signature Page

By executing this page in the space provided, the undersigned hereby agrees (i) that it is an “Investor” and a “Stockholder” as defined in the Voting Agreement dated as of December 31, 2001 by and among Mimeon, Inc. and the other parties named therein, (ii) that it is a party to the Voting Agreement for all purposes and (iii) that it is bound by all terms and conditions of the Voting Agreement.

EXECUTED this      day of             , 2002.

(print name)

By:

Title:

Address:

EXHIBIT F

FIRST AMENDMENT TO SERIES A CONVERTIBLE PREFERRED STOCK AND
WARRANT PURCHASE AGREEMENT

This First Amendment to Series A Convertible Preferred Stock and Warrant Purchase Agreement dated as of December 31, 2001 (this “Amendment”), is made by and among (i) Mimeon, Inc., a Delaware corporation (the “Company”); (ii) Massachusetts Institute of Technology, a Massachusetts not-for-profit corporation (“MIT”); and (iii) the persons and entities listed on Schedule 1 (collectively, the “Original Purchasers”).

WHEREAS, on August 16, 2001, the Company and the Original Purchasers entered into a Series A Convertible Preferred Stock and Warrant Purchase Agreement (the “Original Agreement”), pursuant to which the Company granted the Original Purchasers the right to participate in certain future equity offerings by the Company;

WHEREAS, on or about the date of this Amendment, the Company and MIT are entering into an Exclusive Patent License Agreement (the “MIT License Agreement”), pursuant to which MIT will grant certain intellectual property rights to the Company and the Company will issue shares of Company stock to MIT; and

WHEREAS, MIT desires the right to participate in certain future equity offerings by the Company and it is a condition precedent to MIT’s obligations under the MIT License Agreement that MIT enter into this Amendment;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the parties hereby agree as follows:

1.         Participation Rights.

(a)       Section 7.1 of the Original Agreement is hereby amended by deleting Section 7.1(b) in its entirety and inserting the following in its place:

(b)       “Purchaser”. For the purposes of this Section 7 only, the term “Purchaser” shall include (i) the general partners, officers, or other affiliates of a Purchaser, and (ii) after the date of the Funding Threshold (as defined in the MIT License Agreement), MIT. The term “Purchaser” shall not include any person other than MIT that receives Common Stock from the Company pursuant to the terms of the MIT License Agreement unless a Purchaser subsequently transfers Common Stock to such person. Each Purchaser may apportion its pro rata share among its general partners, officers, and other affiliates in such proportions as it deems appropriate.

(b)       Section 7.2 of the Original Agreement is hereby amended by deleting the second sentence in its entirety and inserting the following in its place:

Such Purchaser’s pro rata share shall equal a fraction of the New Securities being issued, the numerator of which is the sum of the number of shares of Common Stock then held by such Purchaser plus the number of shares of Common Stock issuable upon conversion of the preferred stock of the Company then held by such Purchaser, and the denominator of which is the total number of shares of Common Stock then outstanding plus the number of shares of Common Stock issuable upon (i) conversion of then outstanding preferred stock and other convertible securities of the Company and (ii) exercise of then outstanding options, rights or warrants.

2.         MIT Bound. MIT hereby agrees to be bound by the provisions of the Original Agreement (as amended hereby and as it may be amended hereafter in accordance with its terms) to the extent (and only to the extent) such provisions relate to Section 7 thereof.

3.         Ratification. The Original Agreement, as amended hereby, is hereby ratified and confirmed in all respects and shall continue in full force and effect. The Original Agreement shall, together with this Amendment, be read and construed as a single agreement.

4.         Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

5.         Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2

IN WITNESS WHEREOF, the parties have executed this First Amendment to Series A Convertible Preferred Stock and Warrant Purchase Agreement as an instrument under seal as of the date first written above.

MIMEON, INC.

By:	/s/ Ganesh Venkataraman
Ganesh Venkataraman
President

POLARIS VENTURE PARTNERS III, L.P.

By:	POLARIS VENTURE MANAGEMENT
CO. III, L.L.C., its General Partner

	By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS FOUNDERS’
FUND III, L.P.

By:	POLARIS VENTURE MANAGEMENT
CO. III, L.L.C., its General Partner

	By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

POLARIS VENTURE PARTNERS
ENTREPRENEURS’ FUND III, L.P.

By:	POLARIS VENTURE MANAGEMENT
CO. III, L.L.C., its General Partner

	By:	/s/ William E. Bilodeau
William E. Bilodeau
Attorney-in-fact

/s/ Robert M. Metcalfe
Robert M. Metcalfe

3

MASSACHUSETTS INSTITUTE OF TECHNOLOGY

By:	/s/ Lita L. Nelsen
Name:	Lita L. Nelsen, Director
Title:	Technology Licensing Office

4

Schedule 1

Names and Addresses of Original Purchasers

Name and Address

Polaris Venture Partners III, L.P.
1000 Winter Street
Suite 3350
Waltham, MA 02154
Attn: Christoph H. Westphal
Fax: (781) 290-0880

Polaris Venture Partners Founders’ Fund III, L.P.
1000 Winter Street
Suite 3350
Waltham, MA 02154
Attn: Christoph H. Westphal
Fax: (781) 290-0880

Polaris Venture Partners Entrepreneurs’ Fund III, L.P.
1000 Winter Street
Suite 3350
Waltham, MA 02154
Attn: Christoph H. Westphal
Fax: (781) 290-0880

Robert M. Metcalfe
Polaris Venture Partners
1000 Winter Street
Suite 3350
Waltham, MA 02154
Fax: (781) 290-0880

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FIRST AMENDMENT TO THE NOVEMBER 1, 2002 LICENSE

This First Amendment, effective as of the date set forth above the signatures of the parties below, pertains to the Amended and Restated Exclusive Patent License Agreement, effective on November 1, 2002, by and between the Massachusetts Institute of Technology (“M.I.T.”) and Momenta Pharmaceuticals, Inc. (“COMPANY”).

WHEREAS, M.I.T. is the owner of certain new intellectual property closely related to the PATENT RIGHTS of the Amended and Restated Exclusive Patent License Agreement and desires to have this technology developed and commercialized to benefit the public; and

WHEREAS, COMPANY desires to add this new technology to the PATENT RIGHTS and M.I.T. is willing to grant a license thereunder.

NOW, THEREFORE, M.I.T. and COMPANY hereby agree to modify the Amended and Restated Exclusive Patent License Agreement as follows:

1.             The following definitions shall be added to Section 1:

“FIELD ENZYMES” shall mean all fields of use, except for use of the enzymes described in the PATENT RIGHTS ENZYMES as human therapeutics in pharmaceutical compositions and except for FIELD SEQUENCING MACHINES.

“FIELD RESEARCH REAGENTS” shall mean the making, using and/or selling of enzymes and/or heparinases as reagents for research use by not-for-profit entities.

“PATENT RIGHTS ENZYMES” shall mean the PATENT RIGHTS listed in APPENDIX H.

2.             The definition of PATENT RIGHTS under Section 1.20 shall be modified to read:

“PATENT RIGHTS” shall mean:

(a)           the United States and international patents listed on APPENDICES A THROUGH E, AND H;

(b)           the United States and international patent applications and/or provisional applications listed on APPENDICES A THROUGH E, AND H; and the resulting patents;

(c)           any patent applications resulting from the provisional applications listed on APPENDICES A THROUGH E, AND H; and any divisionals, continuations, continuation-in-part applications, and continued prosecution applications (and their relevant international equivalents) of the patent applications listed on APPENDICES A THROUGH E, AND H; and of such patent applications that result from the provisional applications listed on, APPENDICES A THROUGH E, AND H to the extent the claims are directed to subject matter specifically described in the patent applications listed on APPENDICES A THROUGH E, AND H, and the resulting patents;

(d)           any patents resulting from reissues, reexaminations, or extensions (and their relevant international equivalents) of the patents described in (a), (b), and (c) above; and

(e)           international (non-United States) patent applications and provisional applications filed after the ORIGINAL EFFECTIVE DATE and the relevant international equivalents to divisionals, continuations, continuation-in-part applications and continued prosecution applications of the patent applications to the extent the claims are directed to subject matter specifically described in the patents or patent applications referred to in (a), (b), (c), and (d) above, and the resulting patents.

3.             M.I.T. hereby grants to COMPANY and its AFFILIATES for the TERM, a worldwide, royalty-bearing license to develop, make, have made, use, sell, offer to sell, lease, and import LICENSED PRODUCTS and to develop and perform LICENSED PROCESSES (which the parties acknowledge, may result in the identification of DISCOVERED PRODUCTS) under M.I.T.’s rights in the PATENT RIGHTS ENZYMES for FIELD ENZYMES.

4.             The last sentence of Section 2.1 shall be modified to read:

Upon COMPANY’s exercise of such right, the Appendix of this Agreement that describes the PATENT RIGHTS that dominate the IMPROVEMENT shall be deemed to have been amended to add the invention disclosure (and any related patent applications) covering such IMPROVEMENT, and such IMPROVEMENT and any resulting patent applications and patents shall thereafter be included in PATENT RIGHTS for all purposes of this Agreement, without any additional fee, other than the [**]Dollar fee referred to in the previous sentence, and M.I.T. shall provide COMPANY with an updated APPENDIX C, D OR H for its records.

5.             Section 2.2 shall be modified to read:

2.2  EXCLUSIVITY. In order to establish an exclusive period for COMPANY and its AFFILIATES, M.I.T. agrees that it shall not grant any other license for

(a)           PATENTS RIGHTS HEPARIN in FIELD ALL BUT MACHINES, (b) PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING, and (c) PATENT RIGHTS ENZYMES in FIELD ENZYMES, but specifically excluding FIELD RESEARCH REAGENTS, in each case to develop, make, have made, use, sell, offer to sell, lease and import LICENSED PRODUCTS or to develop and perform LICENSED PROCESSES during the TERM.

6.             Section 4.1(c) shall be modified to read:

(a)           RUNNING ROYALTIES DUE ON NET SALES BY COMPANY AND AFFILIATES. COMPANY shall pay to M.I.T. a running royalty of:

(i)            [**] percent ([**]%) of NET SALES by COMPANY and AFFILIATES of LICENSED PRODUCTS or LICENSED PROCESSES which do not fall under any of the PATENT RIGHTS for M.I.T. CASES [**]; and

(ii)           [**] percent ([**]%) of NET SALES by COMPANY and AFFILIATES of LICENSED PRODUCTS or LICENSED PROCESSES which fall under any of the PATENT RIGHTS for M.I.T. CASES [**];

Running royalties shall be payable for each REPORTING PERIOD and shall be due to M.I.T. within sixty (60) days after the end of each REPORTING PERIOD.

7.             Section 4.1(d) shall be modified to read:

(a)           RUNNING ROYALTIES DUE ON NET SALES BY SUBLICENSEES. COMPANY shall pay to M.I.T. a running royalty of:

(i)            If the LICENSED PRODUCT or LICENSED PROCESS does NOT fall under any of the PATENT RIGHTS for M.I.T. CASES [**]; the lesser of:

(a)           [**] percent ([**]%) of NET SALES by SUBLICENSEES;

or

(b)           [**] percent ([**]%) of the royalty received by COMPANY from SUBLICENSEES for NET SALES made by SUBLICENSEES;

AND

(ii)           If the LICENSED PRODUCT or LICENSED PROCESS falls under any of the PATENT RIGHTS for M.I.T. CASES [**], the lesser of:

(a)           [**] percent ([**]%) of NET SALES by SUBLICENSEES;

or

2

(b)           [**] percent ([**]%) of the royalty received by COMPANY from SUBLICENSEES for NET SALES made by SUBLICENSEES

Running royalties shall be payable for each REPORTING PERIOD and shall be due to M.I.T. within sixty (60) days after the end of each REPORTING PERIOD.

8.             The patent rights of the following M.I.T. Case Nos. shall be added to the PATENT RIGHTS ENZYMES and the PATENT RIGHTS, as defined by their inclusion in the attached APPENDIX H:

M.I.T. CASE NO. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

9.             In consideration of the addition of the PATENT RIGHTS ENZYMES and the license granted in the FIELD ENZYMES hereunder

(a)           COMPANY shall pay M.I.T. a Patent Addition Fee of [**] dollars ($[**]) for each M.I.T. Case added for a total of [**] dollars ($[**]), which shall be due within thirty (30) days of the Effective Date of this First Amendment; and

(b)           COMPANY shall be responsible for payment of all fees and costs relating to the filing, prosecution and maintenance of the patent rights of M.I.T. Case Nos. [**], whether such fees and costs were incurred [**] the Effective Date of this First Amendment; provided, however, that should M.I.T. license the PATENT RIGHTS ENZYMES to one or more third parties, M.I.T. shall promptly notify COMPANY in writing and any fees and costs associated with PATENT RIGHTS ENZYMES shall be allocated in a fair and equitable manner between COMPANY and any subsequent licensees of the PATENT RIGHTS ENZYMES on a go-forward basis.

10.           Section 7.2(a) shall be modified to read:

COMPANY RIGHT TO PROSECUTE PATENT RIGHTS IN EXCLUSIVE FIELDS. So long as COMPANY remains the exclusive licensee of PATENT RIGHTS HEPARIN in FIELD ALL BUT MACHINES, COMPANY, to the extent permitted by law, shall have the right, under its own control and at its own expense, to prosecute any third party infringement of PATENT RIGHTS HEPARIN in FIELD ALL BUT MACHINES, subject to Sections 7.4 and 7.5. In addition, so long as COMPANY remains the exclusive licensee of PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING, COMPANY, to the extent permitted by law, shall have the right, under its own control and at its own expense, to prosecute any third party infringement of PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING, subject to Sections 7.4 and 7.5. Lastly, so long as COMPANY remains the exclusive licensee of PATENT RIGHTS ENZYMES in FIELD ENZYMES excluding FIELD RESEARCH REAGENTS, COMPANY, to the extent permitted by law, shall have the right, under its own control and at its own expense, to prosecute any third party infringement of PATENT RIGHTS ENZYMES in FIELD ENZYMES excluding FIELD RESEARCH REAGENTS, subject to Sections 7.4 and 7.5. If required by law, M.I.T. shall permit any action under this Section to be brought in its name, including being joined as a party-plaintiff, provided that COMPANY shall hold M.I.T. harmless from, and indemnify M.I.T. against, any costs, expenses, or liability that M.I.T. incurs in connection with such action. Prior to commencing any such action, COMPANY shall consult with M.I.T. and shall consider the views of M.I.T. regarding the advisability of the proposed action and its effect on the public interest. COMPANY shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section without the prior written consent of M.I.T.

11.           Section 7.2(b) shall be modified to read:

M.I.T. RIGHT TO PROSECUTE PATENT RIGHTS IN EXCLUSIVE FIELDS. In the event that COMPANY is unsuccessful in persuading the alleged infringer of PATENT RIGHTS HEPARIN in FIELD ALL BUT

3

MACHINES, PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING or PATENT RIGHTS ENZYMES in FIELD ENZYMES excluding FIELD RESEARCH REAGENTS to desist or fails to have initiated an infringement action within a reasonable time after COMPANY first becomes aware of the basis for such action, M.I.T. shall have the right, to prosecute such infringement under its sole control and at its sole expense, and any recovery obtained shall belong to M.I.T. If required by law, COMPANY hereby agrees that M.I.T. may include COMPANY as a party-plaintiff in any such suit, without expense to COMPANY. Prior to commencing any such action, M.I.T. shall consult with COMPANY and shall consider the views of COMPANY regarding the advisability of the proposed action. Further, M.I.T. shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section without first consulting with and considering the views of COMPANY. Notwithstanding the forgoing, any action taken under this Section shall be at the sole discretion of M.I.T.

12.           Section 7.2(c) shall be modified to read:

M.I.T. RIGHT TO PROSECUTE PATENT RIGHTS IN NON-EXCLUSIVE FIELDS. M.I.T. shall have the right, but shall not be obligated, to prosecute at its sole control and sole expense all infringements of PATENT RIGHTS other than PATENT RIGHTS HEPARIN in FIELD ALL BUT MACHINES, PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING or PATENT RIGHTS ENZYMES in FIELD ENZYMES excluding FIELD RESEARCH REAGENTS, and M.I.T. shall keep any recovery or damages derived there from, whether compensatory for past infringement or punitive. If required by law, COMPANY hereby agrees that M.I.T. may include COMPANY as a party plaintiff in any such suit, without expense to COMPANY. Prior to commencing any such action, M.I.T. shall consult with COMPANY and shall consider the views of COMPANY regarding the advisability of the proposed action. Further, M.I.T. shall not enter into any settlement, consent judgment, or other voluntary final disposition of any infringement action under this Section without first consulting with and considering the views of COMPANY. Lastly, in the event that COMPANY approaches M.I.T. and requests that M.I.T. commence the prosecution of an infringement of any of the PATENT RIGHTS HEPARIN in FIELD ALL BUT MACHINES, the PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING and the PATENT RIGHTS ENZYMES in FIELD ENZYMES excluding FIELD RESEARCH REAGENTS, M.I.T. agrees to give due consideration to the views of the COMPANY. Notwithstanding the forgoing, any action taken under this Section shall be at the sole discretion of M.I.T.

13.           Section 7.7 shall be modified to read:

RIGHT TO SUBLICENSE. So long as COMPANY remains the exclusive licensee of the PATENT RIGHTS HEPARIN in FIELD ALL BUT MACHINES, PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING or PATENT RIGHTS ENZYMES in FIELD ENZYMES excluding FIELD RESEARCH REAGENTS, COMPANY shall have the sole right to sublicense to any alleged infringer for future use of PATENT RIGHTS HEPARIN in FIELD ALL BUT MACHINES, PATENT RIGHTS HEPARINASE in FIELD MANUFACTURING or PATENT RIGHTS ENZYMES in FIELD ENZYMES excluding FIELD RESEARCH REAGENTS, as the case may be, in accordance with the terms and conditions of this Agreement relating to sublicenses. Any upfront fees as part of such sublicense shall [**]; other revenues to COMPANY pursuant to such sublicense shall be treated as set forth in Article 4.

All other terms and conditions of the License Agreement shall remain unchanged.

THE EFFECTIVE DATE OF THIS AMENDMENT IS NOVEMBER 15, 2002.

Agreed to for:
MASSACHUSETTS INSTITUTE OF TECHNOLOGY		MOMENTA PHARMACEUTICALS, INC.

By:	/s/ LITA NELSEN	By:	/s/ SUSAN K. WHORISKEY

Name: Lita L. Nelson		Name: Susan K. Whoriskey, Ph. D.

Title:	Director, Technology Licensing	Title:	Vice President, Licensing &
	Office		Business Development

Date: December 20, 2002		Date:

4

APPENDIX H

PATENT RIGHTS ENZYMES

M.I.T. CASE NO. [**]

Entitled: [**]

United States of America [**]

Entitled: [**]

M.I.T. CASE NO. [**]

Entitled: [**]

[**]

M.I.T. CASE NO. [**]

Entitled: [**]

[**]

5

Momenta Pharmaceuticals, Inc.

43 Moulton Street

Cambridge, Massachusetts 02138

September 12, 2003

Ms. Lita L. Nelsen, Director

Technology Licensing Office

Five Cambridge Center

Cambridge, Massachusetts 02142

Re:  Amended and Restated Exclusive Patent License

Dear Ms. Nelsen:

Reference is made to the Amended and Restated Exclusive Patent License between the Massachusetts Institute of Technology and Momenta Pharmaceuticals, Inc. dated November 1, 2002 as amended on November 15, 2002 (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Agreement.

As we have discussed, Momenta is engaged in negotiations that may lead to the sublicense of the PATENT RIGHTS to a CORPORATE PARTNER and/or SUBLICENSEE for the purpose of developing and commercializing an enoxaparin product (the “PRODUCT”). In connection with such negotiations, Momenta desires certain modifications of the Agreement. As M.I.T. is amenable to such modifications, M.I.T. and Momenta agree as follows:

1.             In the event that (a) M.I.T. converts the exclusive rights granted to COMPANY in Section 2.2 of the Agreement into non-exclusive rights in accordance with Section 3.1 of the Agreement or (b) there is a termination of the Agreement under Section 12.2 or 12.3 of the Agreement, notwithstanding any such conversion or termination, M.I.T. agrees to honor the exclusive nature of the sublicense granted by COMPANY to its CORPORATE PARTNER and/or SUBLICENSEE in connection with the development and commercialization of the PRODUCT so long as (x) the CORPORATE PARTNER and/or SUBLICENSEE is in compliance with its agreement with COMPANY pertaining to the PRODUCT and (y) in the event of a termination of the Agreement, the CORPORATE PARTNER and/or SUBLICENSEE agrees, in a writing delivered to M.I.T., to fulfill COMPANY’s financial and non-financial commitments to M.I.T. with respect to the development and commercialization of the PRODUCT.

For purposes of clarity, the financial commitments to M.I.T. shall include (a) the obligation to pay to M.I.T. [**] percent ([**]%) of all of what would have been CORPORATE PARTNER INCOME and SUBLICENSE INCOME to COMPANY and that would otherwise have been due M.I.T. by COMPANY and (b) the obligation to pay to M.I.T. royalties on NET SALES of LICENSED PRODUCTS that would have otherwise have been due M.I.T., treating for such purpose the sales made by the CORPORATE PARTNER and/or SUBLICENSEE as direct sales by COMPANY (i.e., the provisions of Section 4.1(c) of the Agreement shall be applied as opposed to the provisions of Section 4.1(d) of the Agreement). Lastly, the CORPORATE PARTNER and/or SUBLICENSEE shall assume COMPANY’s reimbursement obligations to M.I.T. with respect to patent costs.

For purposes of clarity, examples of non-financial commitments that would pertain to the development and commercialization of the PRODUCT include those relating to place of manufacture, method of payment, reporting and record keeping, requirements relating to prosecution of infringers, indemnification and insurance, and non-use of name.

2.             With respect to Section 2.4 of the Agreement, in the event that such provision applies to the PRODUCT, if so requested by COMPANY, M.I.T. agrees to use good faith efforts to assist COMPANY and its CORPORATE PARTNER and/or SUBLICENSEE in applying for and attempting to obtain a waiver from the United States government from the requirement that the PRODUCT be substantially manufactured in the United States.

3.             M.I.T. agrees that COMPANY’s CORPORATE PARTNER and/or SUBLICENSEE in connection with the development and commercialization of the PRODUCT shall be a third party beneficiary of the rights granted in this letter agreement to COMPANY.

6

If the foregoing is in conformity with your understanding of our agreement, please indicate your consent by countersigning the three copies of this letter and by returning two to me.

Very truly yours,

/s/ SUSAN K. WHORISKEY

Susan K. Whoriskey

Vice President, Licensing and

Business Development

Massachusetts Institute of Technology

By:	/s/ Lita Nelsen
Lita L. Nelsen, Director

7

Momenta Pharmaceuticals, Inc.

43 Moulton Street

Cambridge, Massachusetts 02138

October 22, 2003

Ms. Lita L. Nelsen, Director

Technology Licensing Office

Five Cambridge Center

Cambridge, Massachusetts 02142

Re:  Amended and Restated Exclusive Patent License

Dear Ms. Nelsen:

Reference is made to the Amended and Restated Exclusive Patent License between the Massachusetts Institute of Technology and Momenta Pharmaceuticals, Inc. dated November 1, 2002 as amended on November 15, 2002 and by letter agreement dated September 12, 2003 (the “Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Agreement.

As you are aware, Momenta is engaged in negotiations that may lead to the sublicense of the PATENT RIGHTS to a CORPORATE PARTNER and/or SUBLICENSEE for the purpose of developing and commercializing an enoxaparin product (the “PRODUCT”). The purpose of this letter is to document our understanding of COMPANY’s obligations under Section 8.2 of the Agreement with respect to the foregoing sublicense of the PATENT RIGHTS to Biochemie West Indies, N.V. and Geneva Pharmaceuticals, Inc. (the “Sandoz Parties”).

WITH RESPECT TO THE FOREGOING SUBLICENSE TO THE SANDOZ PARTIES, AS REQUIRED BY THE AGREEMENT, COMPANY WILL BE OBLIGATED TO CARRY THE INSURANCE REQUIRED BY SECTION 8.2 OF THE AGREEMENT.

COMPANY REPRESENTS THAT, UNDER THE TERMS OF ITS AGREEMENT WITH THE SANDOZ PARTIES, THE SANDOZ PARTIES WILL PROVIDE CERTAIN INDEMNIFICATIONS TO COMPANY WITH RESPECT TO CLAIMS AND DEMANDS RELATED TO THE PRODUCT THAT ARE BROUGHT BY A THIRD PARTY AGAINST M.I.T. COMPANY FURTHER REPRESENTS THAT, WITH RESPECT TO THESE INDEMNIFICATION OBLIGATIONS TO COMPANY, THE SANDOZ PARTIES WILL BE SELF-INSURED.

COMPANY REPRESENTS THAT, UNDER THE TERMS OF THE AGREEMENT WITH THE SANDOZ PARTIES, THE OBLIGATIONS OF BIOCHEMIE WEST INDIES, N.V. WILL BE GUARANTEED BY GENEVA PHARMACEUTICALS, INC. AND/OR SANDOZ GMBH.

COMPANY UNDERSTANDS THAT THE FACT THAT THE SANDOZ PARTIES WILL SELF-INSURE WITH RESPECT TO THEIR INDEMNIFICATION OBLIGATIONS TO COMPANY IS ACCEPTABLE TO M.I.T.

If the foregoing is in conformity with your understanding, please indicate your consent by countersigning the three copies of this letter and by returning two to me. COMPANY and MIT agree that this letter will replace their letter dated October 15, 2003.

Very truly yours,

/s/ Susan K. Whoriskey

Susan K. Whoriskey
Vice President, Licensing and
Business Development

Massachusetts Institute of Technology

By:	/s/ Lita Nelsen
Lita L. Nelsen, Director

8

SECOND AMENDMENT TO THE NOVEMBER 1, 2002 LICENSE

This Second Amendment, effective as of the date set forth above the signatures of the parties below, pertains to the Amended and Restated Exclusive Patent License Agreement, effective November 1, 2002, by and between the Massachusetts Institute of Technology (“M.I.T.”) and Momenta Pharmaceuticals, Inc. (“COMPANY”), as subsequently amended by a First Amendment dated November 15, 2002 and letter agreements dated September 12, 2003 and October 22, 2003 (the “AGREEMENT”). Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the AGREEMENT.

WHEREAS, COMPANY has entered into an agreement with a CORPORATE PARTNER and/or SUBLICENSEE which provides for a sublicense of the PATENT RIGHTS for the purpose of developing and commercializing a generic form of enoxaparin for which the filing of an ANDA is anticipated; and

WHEREAS, M.I.T. is willing to treat the actual filing of such ANDA as evidence of diligence under Section 3.1(h) of the AGREEMENT.

NOW, THEREFORE, M.I.T. and COMPANY hereby agree to modify the AGREEMENT as follows:

1.             Section 3.1(h) shall be modified to read:

“(h) COMPANY shall file, or cause its AFFILIATES, CORPORATE PARTNERS or SUBLICENSEES to file, either an IND or an ANDA for a LICENSED PRODUCT, DISCOVERED PRODUCT or a LICENSED PROCESS by December 31, 2004.”

2.             M.I.T. and COMPANY specifically acknowledge that they are not at this time considering any modifications of Section 3.1(i) of the AGREEMENT. Accordingly, the modification to Section 3.1(h) of the AGREEMENT shall have no implications, one way or the other, for Section 3.1(i) of the AGREEMENT.

3.             All other terms and conditions of the License Agreement shall remain unchanged.

THE EFFECTIVE DATE OF THIS AMENDMENT IS NOVEMBER 19, 2003.

Agreed to for:
MASSACHUSETTS INSTITUTE OF TECHNOLOGY		MOMENTA PHARMACEUTICALS, INC.

By:	/s/ LITA NELSEN	By:	/s/ SUSAN K. WHORISKEY

Name: Lita L. Nelson		Name: Susan K. Whoriskey, Ph. D.

Title:	Director, Technology Licensing	Title:	Vice President, Licensing &
	Office		Business Development

Date: December 20, 2002		Date:

9

THIRD AMENDMENT TO THE NOVEMBER 1, 2002 LICENSE

This Third Amendment, effective as of the date set forth above the signatures of the parties below, pertains to the Amended and Restated Exclusive Patent License Agreement, effective November 1, 2002, by and between the Massachusetts Institute of Technology (“M.I.T.”) and Momenta Pharmaceuticals, Inc. (“COMPANY”), as subsequently amended by a First Amendment dated November 15, 2002, letter agreements dated September 12, 2003 and October 22, 2003, and a Second Amendment dated November 19, 2003 (the “AGREEMENT”). Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the AGREEMENT.

WHEREAS, COMPANY has progressed certain of its low molecular weight heparin product development and commercialization programs to the point where it anticipates the filing of an ANDA or IND; and

WHEREAS, COMPANY has raised the capital required by the AGREEMENT and is devoting, and plans to continue to devote, considerable resources to such product development and commercialization programs;

NOW, THEREFORE, M.I.T. and COMPANY hereby agree to modify the AGREEMENT as follows:

1.             Section 3.1 shall be modified to eliminate clauses (g), (h) and (i). COMPANY shall continue to be bound by the requirements of clauses (a), (b), (c), (d), (e), (f), (j) and (k) of Section 3.1.

2.             All other terms and conditions of the License Agreement shall remain unchanged.

The EFFECTIVE DATE of this Amendment is April 2, 2004.

Agreed to for:
MASSACHUSETTS INSTITUTE OF TECHNOLOGY		MOMENTA PHARMACEUTICALS, INC.

By	/s/ Rita Nelson	By	/s/ Susan K. Whoriskey, Ph.D.
Name	Rita Nelson	Name	Susan K. Whoriskey
Title	Director—Technology Licensing Office	Title	Vice President—Licensing & Business Development
Date:	April 5, 2004	Date:	April 5, 2004

10